Exhibit 10.04

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of June 6, 2011, by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and each individually, a “Borrower”), ALLIANCE ONE INTERNATIONAL AG, a Swiss corporation (“Alliance AG”), the Lenders (as defined below) party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (together with any successor administrative agent, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below or in Annex I hereto or Annex II hereto, as applicable.

W I T N E S S E T H:

WHEREAS, the Borrowers, Alliance AG, the lenders party thereto (the “Lenders”), the Administrative Agent and others are parties to a Credit Agreement dated as of July 2, 2009, (as amended by that certain First Amendment to Credit Agreement dated as of August 24, 2009 and that certain Second Amendment to Credit Agreement dated as of June 9, 2010, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders approve certain amendments to the Credit Agreement, in each case as herein provided; and

WHEREAS, the Lenders party hereto have consented to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, it is agreed:

I.

Amendments and Agreements with respect to the Credit Agreement.

1.

On the Third Amendment Effective Date, (x) at the election of each Revolving Lender, all or a portion of the Existing Revolving Commitment of such Revolving Lender (together with its related Existing Revolving Exposure) shall be converted on such date into an Extended Revolving Commitment of such Revolving Lender denominated in Dollars in an aggregate amount (if any) as is set forth on such Revolving Lender’s signature page hereto as an Extended Revolving Lender and (y) all or a portion of the Existing Revolving Commitment of each Revolving Lender (together with its related Existing Revolving Exposure) shall be automatically converted on such date into a Non-Extended Revolving Commitment of such Revolving Lender denominated in Dollars in an aggregate amount equal to the difference of (i) such Revolving Lender’s Existing Revolving Commitment less (ii) to the extent such Revolving Lender is an Extended Revolving Lender, such Revolving Lender’s Extended Revolving Commitment as is set forth on such Revolving Lender’s signature page hereto as an Extended Revolving Lender.

2.

The Credit Agreement is hereby amended as set forth in Annex I hereto.

3.

The Credit Agreement is hereby further amended by restating Schedule 9.6 of the Credit Agreement in the form attached hereto as Schedule 9.6.

II.

Miscellaneous Provisions.

1.

In order to induce the Administrative Agent and the Lenders to enter into this Third Amendment, each Credit Party hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date (as defined below), both immediately before and after giving effect to this Third Amendment on such date, (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date, both immediately before and after giving effect to this Third Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, (iii) the execution, delivery and performance of this Third Amendment has been duly authorized by all necessary action on the part of each Credit Party, has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each of them in accordance with its terms, except to the extent that the enforceability hereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iv) the execution and delivery hereof by each Credit Party and the performance and observance by each Credit Party of the provisions hereof do not violate or conflict with (A) any organizational document of any Credit Party or (B) any Requirement of Law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any Contractual Obligation of any Credit Party.

2.

The Credit Parties acknowledge and agree and hereby represent and warrant that (x) the Credit Agreement (as modified hereby) and each other Credit Document, and all Credit Party Obligations and Liens thereunder, are valid and enforceable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind and (y) the perfected status and priority of each Lien and security interest created under any Credit Document remains in full force and effect in accordance with the requirements of the Credit Agreement and the other Credit Documents on a continuous basis, unimpaired, uninterrupted and undischarged, in each case as of the Third Amendment Effective Date, both immediately before and immediately after giving effect to this Third Amendment on such date.

3.

This Third Amendment is limited precisely as written and, except as expressly set forth herein (including in the Annex and Schedules hereto), shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document and shall not prejudice any right or rights that the Administrative Agent or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Credit Document.

4.

This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

5.

THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

6.

This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)

the Administrative Agent shall have received executed signature pages from Extended Revolver Lenders for Extended Revolving Commitments in an aggregate principal amount of at least $145,000,000;

(ii)

the Company shall have paid to the Administrative Agent for the benefit of each Lender (whether or not such Lender is an Extended Revolving Lender or otherwise) which has executed and delivered a counterpart hereof as provided in following clause (vii) on or prior to 5:00 p.m. on June 6, 2011, an amendment fee in an amount equal to 0.25% of the Revolving Commitment of such Lender as in effect on such time and date;

(iii)

to the extent the condition in clause (i) above is satisfied , the Company shall have paid to each Extended Revolving Lender an initial yield payment equal to 0.25% of the Extended Revolving Commitment of such Extended Revolving Lender on the Third Amendment Effective Date, with such payment being earned by, and payable to, such Extended Revolving Lender on the Third Amendment Effective Date (it being understood that for tax purposes only the initial yield payment shall be treated as a payment described in Treas. Reg. Section 1.1273-2(g)(2));

(iv)

the Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Company dated the Third Amendment Effective Date stating that both before and immediately after giving effect to this Third Amendment and all amendments to the Credit Agreement and other Credit Documents, and other transactions contemplated to occur on the Third Amendment Effective Date, (A) each of the Credit Parties is Solvent, (B) no Default or Event of Default exists, (C) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (D) the Credit Parties are in compliance with each of the financial covenants set forth in Section 5.9 of the Credit Agreement (as amended hereby);

(v)

the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors of each of the Borrowers and Alliance AG approving and authorizing the execution, delivery and performance of the Credit Agreement and the Credit Documents, in each case as modified by this Third Amendment, certified as of the Third Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of each such party as being in full force and effect without modification or amendment and (B) good standing certificates (or the equivalent thereof) for each of the Borrowers and Alliance AG from each jurisdiction in which such Borrower or Alliance AG, as the case may be, is organized;

(vi)

the Administrative Agent shall have received (A) an opinion (including an opinion as to no conflict with the Senior Notes Documents and the Credit Agreement (as in effect immediately prior to giving effect to the Third Amendment)) from Robinson, Bradshaw & Hinson, P.A., U.S. counsel to the Credit Parties, (B) an opinion of Clifford Chance LLP, special Dutch legal advisor to the Dutch Borrower, (C) an opinion of Bär & Karrer, special Swiss legal advisor to Alliance AG, in each case addressed to the Administrative Agent and each of the Lenders party to the Credit Agreement on the Third Amendment Effective Date and dated the Third Amendment Effective Date covering such matters incidental to this Third Amendment and the transactions contemplated hereby as the Administrative Agent may reasonably request;

(vii)

the Borrowers, Alliance AG, each Extended Revolving Lender (if any) and the Lenders constituting the Required Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  Patrice Antoine (facsimile number:  212-354-8113 / e-mail address: pantoine@whitecase.com);

(viii)

each Credit Party shall have delivered such documents and agreements, and taken such other actions, as the Administrative Agent may reasonably request in order to create, continue or maintain the effectiveness of each Guaranty and the security interests of the Administrative Agent in the Collateral and the perfection thereof;

(ix)

all outstanding Swingline Loans under, and as defined in, the Credit Agreement shall have been repaid in full and all accrued but unpaid interest thereon accruing prior to the Third Amendment Effective Date shall have been paid in accordance with the terms of the Credit Agreement; and

(x)

the Borrower shall have paid to the Administrative Agent all fees, costs and expenses (including, without limitation, legal fees and expenses of White and Case LLP) payable to the Administrative Agent to the extent due under the Credit Agreement, provided that, to the extent all conditions under this Section 6 (other than clauses (i) and (iii) above) are satisfied by June 6, 2011, (x) Part I of this Third Amendment is hereby automatically amended on such date by deleting Sections 1, 2 and 3 appearing therein and inserting in lieu thereof the following new Section 1 “1. The Credit Agreement is hereby amended as set forth in Annex II hereto” and (y) this Third Amendment (as amended by the preceding clause (x)) shall become effective on such date and the Third Amendment Effective Date shall be deemed to have occurred.

7.

This Third Amendment constitutes a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.  No provision of this Third Amendment may be amended, modified, waived or supplemented, except as provided in Section 9.1 of the Credit Agreement.

8.

By executing and delivering a copy hereof, each Credit Party (a) consents to the terms of this Third Amendment and the Credit Documents (as modified by this Third Amendment), (b) reaffirms all of its obligations and liabilities under each Credit Document (as such Credit Documents are modified by this Third Amendment), all of which obligations and liabilities shall remain in full force and effect and (c) hereby agrees that all Credit Party Obligations of the Credit Parties shall be fully guaranteed pursuant to the Guarantees and shall be fully secured pursuant to the Credit Documents, in each case in accordance with the respective terms and provisions thereof and that this Third Amendment does not in any manner constitute a novation of any Credit Party Obligations under any of the Credit Documents.

9.

The Parties hereby confirm and agree that, at the time of the entering into the deed of share pledge between Intabex Netherlands B.V. as pledgor, Alliance One International Tabak B.V. as company and Deutsche Bank Trust Company Americas as pledgee and the deed of share pledge between International Tobacco Funding, S.L.U. as pledgor, Intabex Netherlands B.V. as company and Deutsche Bank Trust Company Americas as pledgee (the “Deeds”), it was their intention (and it is still their intention and agreement) that:

(i)

the security rights created pursuant to the Deeds secure the Secured Obligations (as defined in the Deeds) corresponding to any obligations of a Debtor (as defined in the Deeds) to a Secured Party (as defined in the Deeds) under any Finance Document (as defined in the Deeds) as they may be so varied, amended, modified or restated from time to time (however fundamentally and whether or not more onerously, including any change in the purpose of, extension of, or any increase in any facility or the addition of any facility under them) including but not limited to any obligations of a Debtor to a Secured Party under the Credit Agreement as amended by this Third Amendment; and

(ii)

the validity and enforceability of the security rights created under the Deeds will not be affected by this Third Amendment and that those security rights are and remain valid and in full force and effect in respect of the Secured Obligations (which include, but are not limited to, the corresponding obligations to any obligations of a Debtor to a Secured Party under the Credit Agreement as amended by this Third Amendment).

10.

For the purposes of Section 5.12(i) of the Credit Agreement as amended by this Third Amendment, attached hereto is Schedule 1.1.

11.

From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first written above.

COMPANY:

ALLIANCE ONE INTERNATIONAL, INC.

By:

/s/ Joel Thomas______________________

Name:

Joel Thomas

Title:

Vice President & Treasurer

By:

/s/ B. Lynne Finney___________________

Name:

B. Lynne Finney

Title:

Assistant Treasurer

DUTCH BORROWER:

INTABEX NETHERLANDS B.V.

By:

/s/ Joel Thomas______________________

Name:

Joel Thomas

Title:

Authorized Signer

By:

/s/ B. Lynne Finney___________________

Name:

B. Lynne Finney

Title:

Authorized Signer

FOREIGN GUARANTOR:

ALLIANCE ONE INTERNATIONAL AG

By:

/s/ Joel Thomas______________________

Name:

Joel Thomas

Title:

Authorized Signer

By:

/s/ B. Lynne Finney___________________

Name:

B. Lynne Finney

Title:

Authorized Signer

Signature page to Third Amendment

Each of the undersigned, each being a pledgor of certain Pledged Foreign Subsidiaries hereby consents to the entering into of the Third Amendment and agrees to the provisions thereof.

INTERNATIONAL TOBACCO FUNDING, S.L., as a pledgor

By:

/s/ Jose Maria Costa Garcia______________

Name:

Jose Maria Costa Garcia

Title:

Chairman

By:

/s/ Luis Azua Brea_____________________

Name:

Luis Azua Brea

Title:

Director

[signatures continue on following page]

Signature page to Third Amendment

INTABEX NETHERLANDS B.V., as a pledgor

By:

/s/ Joel Thomas______________________

Name:

Joel Thomas

Title:

Authorized Signer

By:

/s/ B. Lynne Finney___________________

Name:

B. Lynne Finney

Title:

Authorized Signer

[signatures continue on following page]

Signature page to Third Amendment

ALLIANCE ONE INTERNATIONAL TABAK B.V., as a pledgor

By:

/s/ Joel Thomas______________________

Name:

Joel Thomas

Title:

Authorized Signer

By:

/s/ B. Lynne Finney___________________

Name:

B. Lynne Finney

Title:

Authorized Signer

[signatures continue on following page]

Signature page to Third Amendment

ALLIANCE ONE INTERNATIONAL AG, as a pledgor

By:

/s/ Joel Thomas______________________

Name:

Joel Thomas

Title:

Authorized Signer

By:

/s/ B. Lynne Finney___________________

Name:

B. Lynne Finney

Title:

Authorized Signer

[signatures continue on following page]

Signature page to Third Amendment

STANDARD COMMERCIAL AG, as a pledgor

By:

/s/ Joel Thomas______________________

Name:

Joel Thomas

Title:

Authorized Signer

By:

/s/ B. Lynne Finney___________________

Name:

B. Lynne Finney

Title:

Authorized Signer

[signatures continue on following page]

Signature page to Third Amendment

STANDARD COMMERCIAL TOBACCO COMPANY (UK) LIMITED, as a pledgor

By:

/s/ Jose Maria Costa___________________

Name:

Jose Maria Costa

Title:

Director

[signatures continue on following page]

Signature page to Third Amendment

ALLIANCE ONE INTERNATIONAL, INC., as a pledgor

By:

/s/ Joel Thomas______________________

Name:

Joel Thomas

Title:

Authorized Signer

By:

/s/ B. Lynne Finney___________________

Name:

B. Lynne Finney

Title:

Authorized Signer

[signatures continue on following page]

Signature page to Third Amendment

DEUTSCHE BANK TRUST COMPANY AMERICAS

_______________________________,

as Administrative Agent, as Swingline Lender, as Issuing Lender and as a Lender

By:

/s/ Carin Keegan______________________

Name:

Carin Keegan

Title:

Director

By:

/s/ Marguerite Sutton___________________

Name:

Marguerite Sutton

Title:

Director

Signature page to Third Amendment

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

By executing the signature page below:

A.

as an existing Revolving Lender that is an Extended Revolving Lender, the undersigned institution agrees (i) to the terms of the Third Amendment and the Credit Agreement (as modified by the Third Amendment) and (ii) on the terms and subject to the conditions set forth in the Third Amendment and the Credit Agreement (as modified by the Third Amendment), to extend and convert all or a portion of its Existing Revolving Commitment (and related Existing Revolving Exposure) in the aggregate amount set forth below under the heading “Amount of Existing Revolving Commitment to be Extended”, together with all related Revolving Exposure;

B.

as an existing Revolving Lender that is a Non-Extended Revolving Lender, the undersigned institution agrees to the terms of the Third Amendment and the Credit Agreement (as modified by the Third Amendment), but NOT to extend and convert any of its Existing Revolving Commitment (and related Existing Revolving Exposure) into Extended Revolving Commitments (and related Revolving Exposure).

Signature page to Third Amendment

SIGNATURE PAGE FOR EXTENDED REVOLVING LENDER

NAME OF LENDER: AGFIRST FARM CREDIT BANK

Executing as an EXTENDED REVOLVING LENDER:

By: /s/ Steven J. O’Shea____________________
Name: Steven J. O’Shea
Title:   Vice President

For any Lender requiring a second signature line:

By: ____________________________________
Name:
Title:

Principal amount of Existing Revolving Commitment held by Extended Revolving Lender	Amount of Existing Revolving Commitment to be Extended
$22,800,000.00	$22,800,000.00

Signature page to Third Amendment

SIGNATURE PAGE FOR EXTENDED REVOLVING LENDER

NAME OF LENDER: Badgerland Financial, FLCA

Executing as an EXTENDED REVOLVING LENDER:

By: /s/ Kenneth H. Rue______________________
Name: Kenneth H. Rue
Title:   VP Loan Participations & Capital Markets

For any Lender requiring a second signature line:

By: ____________________________________
Name:
Title:

Principal amount of Existing Revolving Commitment held by Extended Revolving Lender	Amount of Existing Revolving Commitment to be Extended
$12,000,000.00	$12,000,000.00

Signature page to Third Amendment

SIGNATURE PAGE FOR EXTENDED REVOLVING LENDER

NAME OF LENDER: BNP Paribas

Executing as an EXTENDED REVOLVING LENDER:

By: /s/ Stephen R. Staples, Jr.________________
Name: Stephen R. Staples, Jr.
Title:   Managing Director

For any Lender requiring a second signature line:

By: /s/ Jeffry S. Millican____________________
Name: Jeffry S. Millican
Title:  Director

Principal amount of Existing Revolving Commitment held by Extended Revolving Lender	Amount of Existing Revolving Commitment to be Extended
$32,200,000.00	$32,200,000.00

Signature page to Third Amendment

SIGNATURE PAGE FOR EXTENDED REVOLVING LENDER

NAME OF LENDER: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

Executing as an EXTENDED REVOLVING LENDER:

By: /s/ Christopher Reo Day_________________
Name: Christopher Reo Day
Title:   Vice President

For any Lender requiring a second signature line:

By: /s/ Sanja Gazahi_______________________
Name: Sanja Gazahi
Title:   Associate

Principal amount of Existing Revolving Commitment held by Extended Revolving Lender	Amount of Existing Revolving Commitment to be Extended
$35,000,000.00	$35,000,000.00

Signature page to Third Amendment

SIGNATURE PAGE FOR EXTENDED REVOLVING LENDER

NAME OF LENDER: Deutsche Bank Trust Company Americas

Executing as an EXTENDED REVOLVING LENDER:

By: /s/ Carin Keegan_______________________
Name: Carin Keegan
Title:   Director

For any Lender requiring a second signature line:

By: /s/ Erin Morrissey______________________
Name: Erin Morrissey
Title:   Director

Principal amount of Existing Revolving Commitment held by Extended Revolving Lender	Amount of Existing Revolving Commitment to be Extended
$35,000,000.00	$35,000,000.00

Signature page to Third Amendment

SIGNATURE PAGE FOR EXTENDED REVOLVING LENDER

NAME OF LENDER: GOLDMAN SACHS BANK USA

Executing as an EXTENDED REVOLVING LENDER:

By: /s/ Allison O’Connor___________________
Name: Allison O’Connor
Title:   Authorized Signatory

For any Lender requiring a second signature line:

By: ____________________________________
Name:
Title:

Principal amount of Existing Revolving Commitment held by Extended Revolving Lender	Amount of Existing Revolving Commitment to be Extended
$100,000.00	$100,000.00

Signature page to Third Amendment

SIGNATURE PAGE FOR EXTENDED REVOLVING LENDER

NAME OF LENDER: ING Bank N.V.

Executing as an EXTENDED REVOLVING LENDER:

By: /s/ Diederik Schut________________________
Name: Diederik Schut
Title:   Director

For any Lender requiring a second signature line:

By: /s/ Lars Vriens__________________________
Name: Lars Vriens
Title:   Managing Director

Principal amount of Existing Revolving Commitment held by Extended Revolving Lender	Amount of Existing Revolving Commitment to be Extended
$50,000,000.00	$50,000,000.00

Signature page to Third Amendment

SIGNATURE PAGE FOR EXTENDED REVOLVING LENDER

NAME OF LENDER: NATIXIS, New York Branch

Executing as an EXTENDED REVOLVING LENDER:

By: /s/ Stephen A. Jendras_____________________
Name: Stephen A. Jendras
Title:   Managing Director

For any Lender requiring a second signature line:

By: /s/ Alisa Trani__________________________
Name: Alisa Trani
Title:   Vice President

Principal amount of Existing Revolving Commitment held by Extended Revolving Lender	Amount of Existing Revolving Commitment to be Extended
$44,900,000.00	$44,900,000.00

Signature page to Third Amendment

SIGNATURE PAGE FOR EXTENDED REVOLVING LENDER

NAME OF LENDER: Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch

Executing as an EXTENDED REVOLVING LENDER:

By: /s/ Theodore W. Cox_____________________
Name: Theodore W. Cox
Title:   Executive Director

For any Lender requiring a second signature line:

By: /s/ Brett Delfino________________________
Name: Brett Delfino
Title:   Executive Director

Principal amount of Existing Revolving Commitment held by Extended Revolving Lender	Amount of Existing Revolving Commitment to be Extended
$38,000,000.00	$38,000,000.00

Signature page to Third Amendment

SIGNATURE PAGE FOR EXTENDED REVOLVING LENDER

NAME OF LENDER: Standard Chartered Bank

Executing as an EXTENDED REVOLVING LENDER:

By: /s/ James Hughes_______________________
Name: James Hughes
Title:   Director, Head of Loan Distribution

For any Lender requiring a second signature line:

By: /s/ Robert Reddington____________________
Name: Robert Reddington
Title:   Credit Documentation Manager

Principal amount of Existing Revolving Commitment held by Extended Revolving Lender	Amount of Existing Revolving Commitment to be Extended
$20,000,000.00	$20,000,000.00

Signature page to Third Amendment

ANNEX I

Amendments to the Credit Agreement

[See Attached]

ANNEX I

Amendments to the Credit Agreement

1.

Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Allocable Revolving Percentage” shall mean, at any time, (a) with respect to the Non-Extended Revolving Commitments or the Non-Extended Revolving Lenders, the percentage of the Revolving Commitments represented at such time by the Non-Extended Revolving Commitments and (b) with respect to the Extended Revolving Commitments or the Extended Revolving Lenders, the percentage of the Revolving Commitments represented at such time by the Extended Revolving Commitments; provided that if any such Revolving Commitment, Non-Extended Revolving Commitment or Extended Revolving Commitment, as the case may be, has been terminated, then the Allocable Revolving Percentage of each applicable Lender shall be determined based on the Allocable Revolving Percentage of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

 “Existing Revolving Commitment” shall mean, with respect to each Revolving Lender, the Revolving Commitment of such Revolving Lender as defined in this Agreement, and as in effect, in each case immediately prior to giving effect to the Third Amendment Effective Date.

 “Existing Revolving Exposure” shall mean, as to each Revolving Lender, the sum of such Revolving Lender’s Revolving Commitment Percentage of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations, in each case, as defined in this Agreement, and as in effect, in each case immediately prior to giving effect to the Third Amendment Effective Date.

 “Existing Revolving Loan” shall mean, with respect to each Revolving Lender, each Revolving Loan of such Revolving Lender as defined in this Agreement, and as in effect, in each case immediately prior to giving effect to the Third Amendment Effective Date.

 “Extended Maturity Date” shall mean March 31, 2013.

 “Extended Revolving Commitment” shall mean, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans in an aggregate principal amount at any one time outstanding not to exceed the amount of such Revolving Lender’s Existing Revolving Commitment subject to a Revolver Extension Election or the amount in the Assignment and Assumption relating to Extended Revolving Commitments  pursuant to which such Lender becomes a party hereto on or after the Third Amendment Effective Date, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, including, if applicable, pursuant to Section 2.5 or 2.23.

 “Extended Revolving Commitment Percentage” shall mean, with respect to each Revolving Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Extended Revolving Commitment of such Revolving Lender at such time and the denominator of which is the amount of the Extended Revolving Commitments of all Revolving Lenders at such time; provided that if such Extended Revolving Commitment has been terminated, then the Extended Revolving Commitment Percentage of each Revolving Lender shall be determined based on the Extended Revolving Commitment Percentage of such Revolving Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

 “Extended Revolving Committed Amount” shall mean, on the Third Amendment Effective Date, $290,000,000 as such amount may be adjusted from time to time in accordance with this Agreement, including, if applicable, pursuant to Section 2.5 or 2.23.

“Extended Revolving Lender” shall mean, as of any date of determination, a Lender holding an Extended Revolving Commitment, a portion of the outstanding Extended Revolving Loans and/or a participation in any outstanding Swingline Loans and/or outstanding LOC Obligations relating to Extended Revolving Commitments, in each case, on such date.

 “Extended Revolving Loans” shall mean a Revolving Loan made by an Extended Revolving Lender pursuant to its Extended Revolving Commitment.

 “Leaseholds” of any Person shall mean all right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

 “Mortgage” shall mean a mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, deed to secure debt, leasehold deed to secure debt, debenture or similar security instrument.

 “Mortgage Policy” shall mean a Lender’s title insurance policy (Form 2006).

 “Mortgaged Property” shall mean any Real Property owned or leased by the Company or any of its Subsidiaries which is encumbered (or required to be encumbered) by a Mortgage pursuant to the terms hereof.

“Non-Extended Maturity Date” shall mean September 30, 2012.

“Non-Extended Revolving Commitment” shall mean, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans in an aggregate principal amount at any one time outstanding not to exceed (i) an amount equal to the sum of (x) the Existing Revolving Commitment of such Revolving Lender on the Third Amendment Effective Date (immediately prior to giving effect thereto) minus (y) if such Revolving Lender is an Extended Revolving Lender, the amount of such Revolving Lender’s Existing Revolving Commitment subject to a Revolver Extension Election or (ii) the amount in the Assignment and Assumption relating to Non-Extended Revolving Commitments pursuant to which such Revolving Lender becomes a party hereto on or after the Third Amendment Effective Date, as applicable, in each case as such amount may be adjusted from time to time in accordance with this Agreement, including, if applicable, pursuant to Section 2.5.

“Non-Extended Revolving Commitment Percentage” shall mean, with respect to each Revolving Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Non-Extended Revolving Commitment of such Revolving Lender at such time and the denominator of which is the amount of the Non-Extended Revolving Commitments of all Revolving Lenders at such time; provided that if such Non-Extended Revolving Commitment has been terminated, then the Non-Extended Revolving Commitment Percentage of each Revolving Lender shall be determined based on the Non-Extended Revolving Commitment Percentage of such Revolving Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Non-Extended Revolving Committed Amount” shall mean, on the Third Amendment Effective Date, $0 as such amount may be adjusted from time to time in accordance with this Agreement, including, if applicable, pursuant to Section 2.5.

“Non-Extended Revolving Lender” shall mean, as of any date of determination, a Lender holding a Non-Extended Revolving Commitment, a portion of the outstanding Non-Extended Revolving Loans and/or a participation in any outstanding Swingline Loans and/or outstanding LOC Obligations relating to Non-Extended Revolving Commitments, in each case, on such date.

“Non-Extended Revolving Loans” shall mean a Revolving Loan made by a Non-Extended Revolving Lender pursuant to its Non-Extended Revolving Commitment.

“Other Allocable Percentage” shall mean, at any time, (a) with respect to any Non-Extended Revolving Lender (or its Non-Extended Revolving Commitment (and related Revolving Exposure)), its Non-Extended Revolving Commitment Percentage and (b) with respect to any Extended Revolving Lender (or its Extended Revolving Commitment (and related Revolving Exposure)), its Extended Revolving Commitment Percentage; provided that if such Extended Revolving Commitment or Non-Extended Revolving Commitment, as the case may be, has been terminated, then the Other Allocable Percentage of each applicable Lender shall be determined based on the Other Allocable Percentage of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Permitted Encumbrance” shall mean, with respect to any Mortgaged Property, (i) the liens securing ad valorem real estate taxes and assessments by any taxing authority for the year in which the Mortgage Policy is issued and subsequent years, which are not yet due and payable (ii) all restrictions, covenants, conditions, easements, zoning restrictions and other matters of record affecting the Mortgaged Property, in each case not securing Indebtedness and which do not materially impair  the value of the Mortgaged Property or the operations conducted on the Mortgaged Property; and (iii) such state of facts as are disclosed by the survey to be delivered pursuant to Section 5.12(d) and which do not materially impair the  value of the Mortgaged Property or the operations conducted on the Mortgaged Property.

“Real Property” of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds, in each case located in the United States (including any state or territory thereof) and on which a Value Added Processing Facility is located, being constructed or, to the extent such property is acquired or leased after the Third Amendment Effective Date, intended to be constructed.

 “Revolver Extension Election” shall mean an election by a Revolving Lender provided in accordance with the procedures set forth in the Third Amendment to have all or a portion of its Existing Revolving Commitment (together with all related Revolving Exposure) converted into an Extended Revolving Commitment (and related Revolving Exposure, as applicable) pursuant to Section 1 of Part I of the Third Amendment.

“Revolving Exposure” shall mean, at any time, as to each Revolving Lender, the sum of the outstanding principal amount of such Revolving Lender’s Revolving Loans at such time and its Revolving Commitment Percentage of the LOC Obligations and the outstanding Swingline Loans at such time.

“Specified Default” shall mean any Event of Default or Default under Section 7.1(a) or (e).

“Third Amendment” shall mean the Third Amendment to Credit Agreement dated as of June 6, 2011 by and among the Borrowers, Alliance AG, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.

“Unutilized Extended Revolving Loan Commitment Amount” shall mean, with respect to any Extended Revolving Lender at any time, such Extended Revolving Lender’s portion of the Extended Revolving Committed Amount at such time less the sum of (i) the aggregate outstanding principal amount of all Extended Revolving Loans made by such Extended Revolving Lender at such time, (ii) such Extended Revolving Lender’s Extended Revolving Commitment Percentage of the Allocable Revolving Percentage of the LOC Obligations outstanding at such time and (iii) solely in the case the Revolving Lender that is the Swingline Lender, its Extended Revolving Commitment Percentage of the Allocable Revolving Percentage of the aggregate outstanding principal amount of Swingline Loans at such time.

“Unutilized Non-Extended Revolving Loan Commitment Amount” shall mean, with respect to any Non-Extended Revolving Lender at any time, such Non-Extended Revolving Lender’s portion of the Non-Extended Revolving Committed Amount at such time less the sum of (i) the aggregate outstanding principal amount of all Non-Extended Revolving Loans made by such Non-Extended Revolving Lender at such time, (ii) such Non-Extended Revolving Lender’s Non-Extended Revolving Commitment Percentage of the Allocable Revolving Percentage of the LOC Obligations outstanding at such time and (iii) solely in the case the Non-Extended Revolving Lender that is the Swingline Lender, its Non-Extended Revolving Commitment Percentage of the Allocable Revolving Percentage of the aggregate outstanding principal amount of Swingline Loans at such time.

“Value Added Processing Facility” shall mean any tobacco processing facility of the type identified by the Company to the Administrative Agent prior to the Third Amendment Effective Date as the “Value Added Processing Facility”, located in North America and first built or acquired by the Company or any of its Subsidiaries after the Third Amendment Effective Date.

“WLT” shall mean World Leaf Tobacco, which, to the extent formed, will at all times be a wholly owned subsidiary of Alliance AG ; provided that, to the extent reasonably requested by the Company for the purposes of providing a pledge of the equity interests in WLT, Alliance AG may form a direct wholly owned subsidiary which shall be a passive holding company whose sole material assets shall consist of 100% of the equity interests in World Leaf Tobacco, with such passive holding company and World Leaf Tobacco being collectively referred to herein as "WLT".

2.

The definition of “Applicable Percentage” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Percentage” shall mean, at any time:

(a)

with respect to Non-Extended Revolving Loans and Commitment Fees and Letter of Credit fees relating to the Non-Extended Revolving Commitments, the rate set forth below opposite the applicable Level then in effect, and based on the Consolidated Interest Coverage Ratio as follows:

Level	Consolidated Interest Coverage Ratio	Applicable Percentage for Non-Extended Revolving Loans		Commitment Fee relating to Non-Extended Revolving Commitments
		Alternate Base Rate Margin	LIBOR Rate Margin and Letter of Credit Fees relating to Non-Extended Revolving Commitments
I	< 1.75 to 1.0	2.00%	3.00%	0.75%
II	≥ 1.75 to 1.0 but < 2.25 to 1.0	1.75%	2.75%	0.75%
III	≥ 2.25 to 1.0 but < 2.75 to 1.0	1.50%	2.50%	0.75%
IV	≥ 2.75 to 1.0	1.25%	2.25%	0.75%

(b)

with respect to Extended Revolving Loans and Commitment Fees and Letter of Credit fees relating to the Extended Revolving Commitments, the rate set forth below opposite the applicable Level then in effect, and based on the Consolidated Interest Coverage Ratio as follows:

Level	Consolidated Interest Coverage Ratio	Applicable Percentage for Extended Revolving Loans		Commitment Fee relating to Extended Revolving Commitments
		Alternate Base Rate Margin	LIBOR Rate Margin and Letter of Credit Fees relating to Extended Revolving Commitments
I	< 1.75 to 1.0	3.00%	4.00%	1.00%
II	≥ 1.75 to 1.0 but < 2.25 to 1.0	2.75%	3.75%	1.00%
III	≥ 2.25 to 1.0 but < 2.75 to 1.0	2.50%	3.50%	1.00%
IV	≥ 2.75 to 1.0	2.25%	3.25%	1.00%

The initial Applicable Percentages for Revolving Loans, Letter of Credit Fees and the Commitment Fee shall be those set forth in Level III until the Interest Determination Date occurring after the delivery of the officer’s compliance certificate pursuant to Section 5.2(b) for the fiscal quarter ending December 31, 2009.  The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Company the annual or quarterly financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(a) and (b) and Section 5.2(b), in each case with respect to a fiscal quarter or fiscal year ending on or after December 31, 2009 (each an “Interest Determination Date”).  Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date.  After the Effective Date, if the Company shall fail to provide the annual or quarterly financial information and certifications in accordance with the provisions of Sections 5.1(a) and (b) and Section 5.2(b), the Applicable Percentage from the date five (5) Business Days after the date by which the Company was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, shall, in each case, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Consolidated Interest Coverage Ratio (it being understood that, in the case of any late delivery of the financial statements and officer’s certificate as so required, any reduction in the Applicable Percentage shall apply only from and after the date of the delivery of the complying financial statements and officer’s certificate).  In the event that any financial statement or certification delivered pursuant to  Section 5.1 or Section 5.2(b) is shown to be inaccurate (regardless of whether this Agreement or any Revolving Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Percentage for any period (an “Applicable Period”) than the Applicable Percentage applied for such Applicable Period, and only in such case, then the Company shall immediately (i) deliver to the Administrative Agent a corrected compliance certificate for such Applicable Period, and (ii) determine the Applicable Percentage for such Applicable Period based upon the corrected compliance certificate, and (iii) then for all purposes of this Agreement, the “Applicable Percentage” for any day occurring within the Applicable Period shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Consolidated Interest Coverage Ratio for such Applicable Period; and any shortfall in the interest or fees theretofore paid by the Applicable Borrower for the relevant Applicable Period pursuant to Sections 2.1(d), 2.2(c), 2.4(a) and 2.4(b) as a result of the miscalculation of the Consolidated Interest Coverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Sections 2.1(d), 2.2(c), 2.4(a) and 2.4(b), as applicable, at the time the interest or fees for such Applicable Period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.7, in accordance with the terms of this Agreement).

It is understood and agreed that (x) the “Applicable Percentage” (as defined herein immediately prior to giving effect to the Third Amendment Effective Date) shall apply for all periods prior to the Third Amendment Effective Date, and (y) the “Applicable Percentage” (as defined herein immediately after giving effect to the Third Amendment Effective Date) shall apply for all periods on and after the Third Amendment Effective Date.

3.

The definition of “Collateral” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Collateral” shall mean a collective reference to the collateral that is identified in, and at any time will be covered by, any Security Document and any other collateral that may from time to time secure any Credit Party Obligations.

4.

The definition of “Commitment Period” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Commitment Period” shall mean (a) with respect to the Non-Extended Revolving Commitment, the period from and including the Effective Date to but not including the Non-Extended Maturity Date, and (b) with respect to the Extended Revolving Commitment, the period from and including the Effective Date to but not including the Extended Maturity Date.

5.

The definition of “Consolidated EBIT” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated EBIT” shall mean, as of the last day of any fiscal quarter of the Company for the Calculation Period ending on such date, the sum (without duplication) of (a) Consolidated Net Income plus (b) to the extent included in the determination of such Consolidated Net Income, (i) Consolidated Income Tax Expense plus (ii) Consolidated Interest Expense minus (iii) any extraordinary items of gain minus (iv) any items of gain attributable to Financial Accounting Standards Board Statements No. 121, 123R, 133 (solely with respect to any interest rate swap, cap or collar agreement), 142 and 144 plus (v) any items of loss attributable to Financial Accounting Standards Board Statements No. 121, 123R, 133 (solely with respect to any interest rate swap, cap or collar agreement), 142 and 144 plus (vi) costs and expenses incurred in connection with exit and disposal activities associated with discontinued foreign operations, in each case determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP, provided that (I) the amounts as set forth in the immediately succeeding sentence may be added back pursuant to this clause (vi), and (II) not more than $5,000,000 in the aggregate for all fiscal quarters from and including the fiscal year ended June 30, 2009, may be added back pursuant to this clause (vi) plus (vii) the Permitted Allowance, provided that (I) the amounts as set forth in the immediately succeeding sentence may be added back pursuant to this clause (vii), and (II) not more than $25,000,000 in the aggregate for all fiscal quarters from and including the fiscal quarter ended June 30, 2009 (but also not more than $12,500,000 of such aggregate amount in any fiscal quarter from and including the fiscal quarter ended June 30, 2009) may be added back pursuant to this clause (vii) plus (viii) out-of-pocket costs and expenses paid in cash relating to Permitted Acquisitions and Investments, in each case which would have been capitalized under GAAP prior to the application of Financial Accounting Standards Board Statement No. 141(R) plus (ix) for any fiscal quarter ending on or prior to March 31, 2012, the amount of any restructuring and asset impairment charge deducted (and not added back) in such period in computing Consolidated Net Income, provided that (I) not more than $17,064,102 in the aggregate for all fiscal quarters ending on or prior to March 31, 2011, may be added back pursuant to this clause (ix) and (II) not more than $7,935,898 in the aggregate for all fiscal quarters ending after March 31, 2011 but on or prior to March 31, 2012, may be added back pursuant to this clause (ix) plus (x) a one-time noncash deferred compensation expense for the fiscal quarter ended March 31, 2011, in an aggregate amount not to exceed $2,200,000 minus (xi) write-ups of the Permitted Allowance minus (xii) write downs of the Permitted Allowance.

For the purposes of determining Consolidated EBIT of the Company, (x) the amount that may be added back pursuant to clause (vi) above, (i) for the quarter ended June 30, 2008 shall be $0, (ii) for the quarter ended September 30, 2008 shall be $45,000, (iii) for the quarter ended December 31, 2008 shall be $41,000 and (iv) for the quarter ended March 31, 2009 shall be $16,000 and (y) the amount that may be added back pursuant to clause (vii) above, (i) for the quarter ended June 30, 2008 shall be $0, (ii) for the quarter ended September 30, 2008 shall be $1,251,000, (iii) for the quarter ended December 31, 2008 shall be $0 and (iv) for the quarter ended March 31, 2009 shall be $0.

6.

The definition of “Consolidated Net Income” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “plus (c) any dividends or distributions to the extent paid in cash by WLT to Alliance AG, the Company or any of its Subsidiaries minus (d) for the avoidance of doubt,  to the extent included in determining net income (or net loss) in clause (a) above, the net income (or net loss) of WLT (other than any amounts described in clause (c) above)” immediately after the text “not in excess of $19,450,000” appearing therein.

7.

The definition of “Credit Documents” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, the First Amendment, the Second Amendment, the Third Amendment” immediately after the text “each Notice of Conversion” appearing therein.

8.

The definition of “Incremental Revolving Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “any Revolving Commitment provided by such Lender” appearing therein and inserting the text “any Extended Revolving Commitment provided by such Lender” in lieu thereof, (ii) deleting the text “after the Effective Date” appearing therein and inserting the text “after the Third Amendment Effective Date” in lieu thereof and (iii) deleting the text “the Revolving Commitment of such Lender” appearing therein and inserting the text “the Extended Revolving Commitment of such Lender” in lieu thereof.

9.

The definition of “Interest Payment Date” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the word “the” appearing immediately before the text “Maturity Date” appearing therein with the word “a” and (ii) deleting the text “and on the Maturity Date” appearing therein and inserting in lieu thereof the text “and on (i) in the case of Alternate Base Rate Loans made by a Non-Extended Revolving Lender pursuant to its Non-Extended Revolving Commitment, the Non-Extended Maturity Date and (ii) in the case of Alternate Base Rate Loans made by a Extended Revolving Lender pursuant to its Extended Revolving Commitment, the Extended Maturity Date”.

10.

The definition of “Interest Period” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “end on such Maturity Date” appearing in clause (iv) thereof and inserting in lieu of such text the text “end on (i) in the case of LIBOR Rate Loans made by a Non-Extended Revolving Lender pursuant to its Non-Extended Revolving Commitment, the Non-Extended Maturity Date and (ii) in the case of LIBOR Rate Loans made by a Extended Revolving Lender pursuant to its Extended Revolving Commitment, the Extended Maturity Date”.

11.

The definition of “Maturity Date” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” shall mean (a) with respect to the Non-Extended Revolving Commitments and the Non-Extended Revolving Loans, the Non-Extended Maturity Date, and (b) with respect to the Extended Revolving Commitments and the Extended Revolving Loans, the Extended Maturity Date.

12

The definition of “Revolving Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Commitment” shall mean an Extended Revolving Commitment and/or a Non-Extended Revolving Commitment, as the context may require.

13.

The definition of “Revolving Commitment Percentage” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Commitment Percentage” shall mean, with respect to each Revolving Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Revolving Commitments of such Revolving Lender at such time and the denominator of which is the amount of the Revolving Commitments of all Revolving Lenders at such time; provided that if such Revolving Commitments have been terminated, then the Revolving Commitment Percentage of each Revolving Lender shall be determined based on the Revolving Commitment Percentage of such Revolving Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

14.

The definition of “Revolving Committed Amount” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Committed Amount” shall mean, at any time, the sum of (a) the Extended Revolving Committed Amount at such time and (b) the Non-Extended Revolving Committed Amount at such time.

15.

The definition of “Revolving Lender” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Lender” shall mean, as of any date of determination, a Lender holding a Revolving Commitment, a portion of the outstanding Revolving Loans and/or a participation in any outstanding Swingline Loans and/or outstanding LOC Obligations, in each case, on such date.

16.

The definition of “Security Document” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, each Mortgage” immediately after the text “shall mean the Pledge Agreements” appearing therein.

17.

The definition of “Subsidiary” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing, except for purposes of Sections 3.6, 3.9, 3.10, 3.14, 5.4(d), 5.7(b), 5.8 and 7.1(g) (and, solely for the purposes of such Sections, any definitions used therein), WLT shall be deemed not to be a Subsidiary of the Company or any of its Subsidiaries for purposes of this Agreement.”

18.

The definition of “Unutilized Revolving Loan Commitment Amount” appearing in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following new definition of “Unutilized Existing Revolving Loan Commitment Amount”:

“Unutilized Existing Revolving Loan Commitment Amount” shall mean, with respect to any Revolving Lender at any time prior to the Third Amendment Effective Date, such Revolving Lender’s portion of Revolving Commitment Amount at such time less the sum of (i) the aggregate outstanding principal amount of all Revolving Loans made by such Revolving Lender at such time, (ii) such Revolving Lender’s Revolving Commitment Percentage of the LOC Obligations outstanding at such time and (iii) solely in the case the Revolving Lender that is the Swingline Lender, its Revolving Commitment Percentage of the aggregate outstanding principal amount of Swingline Loans at such time.

19.

Section 2.1(a) of the Credit Agreement is hereby amended by (i) replacing the text “$150,000,000” appearing therein with the text “$100,000,000”, (ii) deleting the text “TWO HUNDRED AND SEVENTY MILLION DOLLARS ($270,000,000) (as reduced from time to time in accordance with the terms of Section 2.5 or increased from time to time in accordance with the terms of Section 2.23, the “Revolving Committed Amount”)” appearing therein in and inserting the text “Revolving Committed Amount” in lieu thereof and (iii) inserting the following sentence immediately at the end thereof:

“For the avoidance of doubt, all Revolving Loans will be made by Revolving Lenders (including both Extended Revolving Lenders and Non-Extended Revolving Lenders) in accordance with their Revolving Commitment Percentage (acting as a single class) until the Non-Extended Maturity Date; thereafter, all Revolving Loans will be made by the Extended Revolving Lenders in accordance with their Extended Revolving Commitment Percentage.”

20.

Section 2.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)

Repayment.  The principal amount of (i) all Non-Extended Revolving Loans shall be due and payable in full on the Non-Extended Maturity Date and (ii) all Extended Revolving Loans shall be due and payable in full on the Extended Maturity Date.”

21.

Section 2.1(e) of the Credit Agreement is hereby amended by inserting the text “(with such modifications thereto as may be necessary to reflect differing classes of Revolving Commitments)” immediately after the text “substantially in the form of Schedule 2.1(e)” appearing therein.

22.

Section 2.2(a) of the Credit Agreement is hereby amended by (i) inserting the text “of the Extended Revolving Commitment” immediately after the text “During the Commitment Period” appearing therein and (ii) replacing the text “$150,000,000” appearing therein with the text “$100,000,000”.

23.

Section 2.2(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii)

Repayment of Swingline Loans.  The principal amount of all Swingline Loans shall be due and payable in full on the Extended Maturity Date.  The Swingline Lender may, at any time, in its sole discretion, by written notice to the Administrative Borrower and the Administrative Agent, demand repayment of its Swingline Loans by way of a Revolving Loan borrowing, in which case the Applicable Borrower or Applicable Borrowers shall be deemed to have requested a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall also be deemed to have been given one (1) Business Day prior to each of the following:  (i) the Extended Maturity Date, (ii) the occurrence of any Event of Default described in Section 7.1(e), (iii) the acceleration of the Credit Party Obligations hereunder, whether on account of an Event of Default described in Section 7.1(e)or any other Event of Default and (iv) the exercise of remedies in accordance with the provisions of Section 7.2 hereof (each such Revolving Loan borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as a “Mandatory Swingline Borrowing”).  The Administrative Agent shall give notice to each Revolving Lender promptly upon receipt from the Swingline Lender of demand for repayment of its Swingline Loans and upon any deemed request for repayment through a Mandatory Swingline Borrowing.  Each Revolving Lender hereby irrevocably agrees to fund its Revolving Commitment Percentage (determined after giving effect to the termination of the Non-Extended Revolving Commitments on the Non-Extended Maturity Date pursuant to Section 2.5(d)) of each such Revolving Loan on the date such notification is received if such notification is received by such Revolving Lender at or before 12:00 Noon (New York City time), otherwise such payment shall be made at or before 12:00 Noon (New York City time) on the next succeeding Business Day, in each case notwithstanding (I) the amount of such Revolving Loan may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 4.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for a Revolving Loan to be made by the Extended Maturity Date, (V) the date of such Revolving Loan borrowing, or (VI) any reduction in the Revolving Committed Amount or termination of the Revolving Commitments immediately prior to such Revolving Loan borrowing or contemporaneously therewith (other than the termination of the Non-Extended Revolving Commitments on the Non-Extended Maturity Date pursuant to Section 2.5(d)).  In the event that any Mandatory Swingline Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to a Borrower) (it being understood and agreed that a Mandatory Swingline Borrowing cannot be made, if on the Non-Extended Maturity Date any Specified Default exists, during the period commencing on the Non-Extended Maturity Date and ending on the first date thereafter on which no Specified Default exists), then each Revolving Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Swingline Borrowing would otherwise have occurred, but adjusted for any payments received from the Applicable Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participation Interest in the outstanding Swingline Loans as shall be necessary to cause each such Revolving Lender to share in such Swingline Loans ratably based upon its respective Revolving Commitment Percentage (determined before giving effect to any termination of the Revolving Commitments pursuant to Section 7.2 and, if a Specified Default has existed from and after the Non-Extended Maturity Date to and including such time, the termination of the Non-Extended Revolving Commitments on the Non-Extended Maturity Date pursuant to Section 2.5(d)); provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is purchased, (B) at the time any purchase of a Participation Interest pursuant to this sentence is actually made, the purchasing Revolving Lender shall be required to pay to the Swingline Lender interest on the principal amount of such Participation Interest purchased for each day from and including the day upon which the Mandatory Swingline Borrowing would otherwise have occurred to but excluding the earlier to occur of (x) the date of payment for such Participation Interest and (y) the reallocation of such Participation Interest pursuant to clause (C) below, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Swingline Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate and (C) the Participation Interest of each Non-Extended Revolving Lender in all outstanding Swingline Loans shall automatically terminate with respect to such Non-Extended Revolving Lender and be reallocated in accordance with Section 2.5(d).”

24.

Section 2.2(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)

Interest on Swingline Loans.  Subject to the provisions of Section 2.7, Swingline Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage for Revolving Loans that are Alternate Base Rate Loans (for such purpose, using the Applicable Percentage for Non-Extended Revolving Loans with respect to a portion of the principal amount of such Swingline Loan equal to the Allocable Revolving Percentage of the Non-Extended Revolving Lenders of the total principal amount of such Swingline Loan and the Applicable Percentage for Extended Revolving Loans with respect to a portion of the principal amount of such Swingline Loan equal to the Allocable Revolving Percentage of the Extended Revolving Lenders of the total principal amount of such Swingline Loan).  Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date or as may be mutually agreed upon by the Borrowers and the Swingline Lender.”

25.

Section 2.3(a) of the Credit Agreement is hereby amended by (i) inserting the text “of the Extended Revolving Commitment” immediately after the text “during the Commitment Period” appearing therein, (ii) inserting the text “in the manner provided in clause (c) below” immediately after the text “and the Revolving Lenders shall participate” appearing therein, (iii) inserting the text “(A)” immediately after the text “provided further, that” appearing therein, and (iv) deleting the text “beyond the date which is five (5) Business Days prior to the Maturity Date” appearing therein and inserting the following text in lieu thereof:

“beyond the date which is five (5) Business Days prior to the Extended Maturity Date and (B) no Letter of Credit as originally issued or as extended shall have a stated expiry date extend beyond the date which is five (5) Business Days prior to the Non-Extended Maturity Date if at the time of such issuance or extension, the aggregate stated amount of all Letters of Credit having stated expiry dates after the Non-Extended Maturity Date, when added to the aggregate Revolving Exposure of all Extended Revolving Lenders (exclusive of LOC Obligations) as of such date, would exceed the aggregate amount of the Extended Revolving Commitments then in effect”.

26.

Section 2.3(c) of the Credit Agreement is hereby amended by (i) deleting the text “Effective Date” appearing therein and inserting the text “Third Amendment Effective Date” in lieu thereof and (ii) inserting the text “; provided further that the Participation Interest of each Non-Extended Revolving Lender in all outstanding Letters of Credit shall automatically terminate with respect to such Non-Extended Revolving Lender and be reallocated in accordance with Section 2.5(d)” immediately after the text “in each case in accordance with the following terms” appearing therein.

27.

Section 2.3(d) of the Credit Agreement is hereby amended by (i) inserting the text “(for such purpose, using the Applicable Percentage for Non-Extended Revolving Loans with respect to a portion of the amount so paid or reimbursed by such Issuing Lender equal to the Allocable Revolving Percentage of the Non-Extended Revolving Lenders of the amount so paid or reimbursed by such Issuing Lender and the Applicable Percentage for Extended Revolving Loans with respect to a portion of the amount so paid or reimbursed by such Issuing Lender equal to the Allocable Revolving Percentage of the Extended Revolving Lenders of the amount so paid or reimbursed by such Issuing Lender)” immediately after the text “the Applicable Percentage as in effect from time to time for Revolving Loans that are maintained as Alternate Base Rate Loans” appearing therein, (ii) inserting the text “to” immediately after the text “If the Applicable Borrower shall fail to reimburse the Issuing Lender prior” appearing therein, (iii) inserting the text “(determined, unless a Specified Default has existed from and after the Non-Extended Maturity Date to and including the time such payment is required to be made, after giving effect to the termination of the Non-Extended Revolving Commitments on the Non-Extended Maturity Date pursuant to Section 2.5(d))” immediately after the text “the amount of such Revolving Lender’s Revolving Commitment Percentage” appearing therein and (iv) inserting the text “(other than, unless a Specified Default has existed from and after the Non-Extended Maturity Date to and including the time such payment is required to be made, the termination of the Non-Extended Revolving Commitments on the Non-Extended Maturity Date pursuant to Section 2.5(d))” immediately after the text “without regard to the termination of this Credit Agreement or the Revolving Commitments hereunder” appearing therein.

28.

Section 2.3(e) of the Credit Agreement is hereby amended by (i) deleting the text “(determined before giving effect to any termination of the Revolving Commitments pursuant to Section 7.2)” appearing therein and inserting the text “(determined (x) before giving effect to any termination of the Revolving Commitments pursuant to Section 7.2 and (y) after giving effect to the termination of the Non-Extended Revolving Commitments on the Non-Extended Maturity Date pursuant to Section 2.5(d))” in lieu thereof, (ii) inserting the text “(other than the termination of the Non-Extended Revolving Commitments on the Non-Extended Maturity Date pursuant to Section 2.5(d))” immediately after the text “after any such Letter of Credit may have been drawn upon” appearing therein and (iii) inserting the text “(it being understood and agreed that a Mandatory LOC Borrowing cannot be made, if on the Non-Extended Maturity Date any Specified Default exists, during the period commencing on the Non-Extended Maturity Date and ending on the first date thereafter on which no Specified Default exists)” immediately after the text “(including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Event)” appearing therein.

29.

Section 2.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 2.4

Fees.

(a)

Commitment Fee.  The Borrowers agree to pay to the Administrative Agent:

(i)

for the ratable benefit of each Revolving Lender (other than any Revolving Lender which is a Defaulting Lender for the period it is a Defaulting Lender), a commitment fee (it being understood that 50% of such commitment fees shall be severally owing by each Borrower, with the amounts owing by each Borrower to be guaranteed as, and to the extent, otherwise provided herein) for the period from and including the Effective Date to but not including, the Third Amendment Effective Date (or such earlier date on which the entire Revolving Commitment has been terminated) with respect to such Revolving Lender’s Existing Revolving Commitment in an aggregate amount equal to the Applicable Percentage (as in effect immediately prior to the Third Amendment Effective Date) per annum of the Unutilized Existing Revolving Loan Commitment Amount of such Revolving Lender as in effect from time to time; and

(ii)

for the ratable benefit of each Non-Extended Revolving Lender and Extended Revolving Lender (in each case, other than any Revolving Lender which is a Defaulting Lender for the period it is a Defaulting Lender) in accordance with its Other Allocable Percentage of the Non-Extended Revolving Commitments and the Extended Revolving Commitments, respectively, a commitment fee (it being understood that 50% of such commitment fees shall be severally owing by each Borrower, with the amounts owing by each Borrower to be guaranteed as, and to the extent, otherwise provided herein) for the period from and including the Third Amendment Effective Date to and including the Non-Extended Maturity Date and the Extended Maturity Date, as the case may be, with respect to such Non-Extended Revolving Commitment and Extended Revolving Commitment, as the case may be, (or such earlier date on which the entire Revolving Commitments has been terminated) in an aggregate amount equal to the Applicable Percentage with respect to such Non-Extended Revolving Commitment and Extended Revolving Commitment, as the case may be, per annum of (x) the Unutilized Non-Extended Revolving Loan Commitment Amount of such Non-Extended Revolving Lender as in effect from time to time or (y) the Unutilized Extended Revolving Loan Commitment Amount of such Extended Revolving Lender as in effect from time to time, as the case may be.

The commitment fees set forth in clauses (i) and (ii) above, collectively the “Commitment Fee”.

The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter and (x) with respect to commitment fees accrued for the accounts of the Non-Extended Revolving Lenders, on the Non-Extended Maturity Date (in arrears for the portion of such fiscal quarter in which the Non-Extended Maturity Date occurs) and (y) with respect to commitment fees accrued for the accounts of the Extended Revolving Lenders, on the Extended Maturity Date (in arrears for the portion of such fiscal quarter in which the Extended Maturity Date occurs).

(b)

Letter of Credit Fees.  The Applicable Borrower agrees to pay to the

Administrative Agent:

(i)

for the ratable benefit of each Revolving Lender (based on each such Revolving Lender’s respective Revolving Commitment Percentage (as in effect prior to the Third Amendment)) in respect of each Letter of Credit issued for the account of such Applicable Borrower, a fee for the period from and including the date of issuance of such Letter of Credit to and including the earlier of (x) the Third Amendment Effective Date and (y) date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Percentage as in effect from time to time during such period prior to the Third Amendment Effective Date with respect to Revolving Loans that are maintained as LIBOR Rate Loans on the daily LOC Obligations of each such Letter of Credit; and

(ii)

for the ratable benefit of each Non-Extended Revolving Lender and Extended Revolving Lender (in accordance with its Other Allocable Percentage (determined in the event that a Specified Default exists on the Non-Extended Maturity Date, from the Non-Extended Maturity Date to the first date on which no Specified Default exists, without giving effect to the termination of the Non-Extended Revolving Commitments on the Non-Extended Maturity Date pursuant to Section 2.5(d)) of the Non-Extended Revolving Commitments and the Extended Revolving Commitments, respectively) in respect of each Letter of Credit issued for the account of such Applicable Borrower, a fee for the period from and including the later of (x) the Third Amendment Effective Date and (y) date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Percentage as in effect from time to time during such period with respect to Non-Extended Revolving Loans or Extended Revolving Loans, as the case may be, that are maintained as LIBOR Rate Loans on the daily LOC Obligations of each such Letter of Credit.

The fees set forth in clauses (i) and (ii) above with respect to a Letter of Credit, collectively, the “Letter of Credit Fee”.

In addition to such Letter of Credit Fee, the Applicable Borrower agrees to pay to each Issuing Lender, for its own account without sharing by the other Lenders, (x) in respect of each standby Letter of Credit issued by it for the account of such Applicable Borrower, an additional fronting fee (the “Standby Fronting Fee”) for the period from and including the date of issuance of such standby Letter of Credit to and including the date of termination or expiration of such standby Letter of Credit, computed at a rate per annum equal to 1/4 of 1% (0.25%) per annum on the daily LOC Obligations of such Letter of Credit, provided that in any event the minimum amount of Standby Fronting Fees payable in any twelve-month period for each Letter of Credit shall be not less than $500, it being agreed that, on the day of issuance of any Letter of Credit and on each anniversary thereof prior to the termination or expiration of such Letter of Credit, if $500 will exceed the amount of Standby Fronting Fees that will accrue with respect to such Letter of Credit for the immediately succeeding twelve-month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof and (y) in respect of each trade Letter of Credit issued by it for the account of such Applicable Borrower, an additional fronting fee (the “Trade Fronting Fee” and together with the Standby Fronting Fee, the “Fronting Fees”) as shall be agreed to in writing from time to time by the Applicable Borrowers and such Issuing Lender.  The Letter of Credit Fee and the Fronting Fees shall each be payable quarterly in arrears on the last Business Day of each calendar quarter and (x) with respect to Letter of Credit Fees accrued for the accounts of the Non-Extended Revolving Lenders, on the Non-Extended Maturity Date (in arrears for the portion of such fiscal quarter in which the Non-Extended Maturity Date occurs) and (y) with respect to Letter of Credit Fees accrued for the accounts of the Extended Revolving Lenders, on the Extended Maturity Date (in arrears for the portion of such fiscal quarter in which the Extended Maturity Date occurs).

 (c)

Issuing Lender Fees.  In addition to the Letter of Credit Fees and Fronting Fees payable pursuant to subsection (b) hereof, the Applicable Borrower shall pay to each Issuing Lender, for its own account without sharing by the other Lenders, the reasonable and customary charges from time to time of such Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, the Letters of Credit issued by such Issuing Lender for the account of such Borrower (collectively, the “Issuing Lender Fees”).

(d)

Administrative Fee.  Each Borrower agrees to pay to the Administrative Agent 50% of the annual administrative fee as described in the Fee Letter.

(e)

Each Borrower agrees to pay to the Administrative Agent such other fees as may be agreed to in writing from time to time by the Company or any of its Subsidiaries and the Administrative Agent.”

30.

Section 2.5 of the Credit Agreement is hereby amended by (i) inserting the word “Extended” immediately before the text “Maturity Date” appearing in clause (b) thereof and (ii) inserting the following new clause (d) at the end thereof:

(d)

Termination of the Non-Extended Revolving Credit Commitments.  On the Non-Extended Maturity Date, the Non-Extended Revolving Commitments will terminate and the Non-Extended Revolving Lenders will have no further obligation to make Revolving Loans, Mandatory Swingline Borrowings, Mandatory LOC Borrowings, fund participation in LOC Obligations pursuant to Section 2.3(d) and (e) or Swingline Loans pursuant to Section 2.2(b); provided that (x) the foregoing will not release any Non-Extended Revolving Lender from any such obligation to fund Revolving Loans, Mandatory Swingline Borrowings, Mandatory LOC Borrowings, participations in LOC Obligations or Swingline Loans that was required to be performed on or prior to the Non-Extended Maturity Date and (y) the foregoing will not release any such Non-Extended Revolving Lender from any such obligation to fund its participations in LOC Obligations or Swingline Loans if on the Non-Extended Maturity Date any Specified Default exists until the first date thereafter on which no Specified Default exist.  Unless clause (y) of the proviso in the immediately preceding sentence is applicable, on the Non-Extended Maturity Date, all outstanding Swingline Loans and LOC Obligations shall be deemed to be outstanding with respect to (and reallocated under) the Extended Revolving Commitments and the Revolving Commitment Percentage of the Revolving Lenders shall be determined to give effect to the termination of the Non-Extended Revolving Commitments (in each case, so long as after giving effect to such reallocation, the Revolving Exposure of each Extended Revolving Lender does not exceed such Lender’s Extended Revolving Commitment).  On and after the Non-Extended Maturity Date of the Non-Extended Revolving Commitments, the Extended Revolving Lenders (and so long as clause (y) of the proviso in the second preceding sentence is applicable, the Non-Extended Revolving Lenders) will be required, in accordance with their Revolving Commitment Percentage (so long clause (y) of the proviso in the second preceding sentence is applicable, determined without giving effect to the termination of the Non-Extended Revolving Commitments) to fund participation in LOC Obligations pursuant to Section 2.3(d) and (e) to the extent such funding obligation arises on or after such date and fund participations in Swingline Loans pursuant to Section 2.2(b) to the extent such funding obligation arises on or after such date, regardless of whether any Default existed on the Non-Extended Maturity Date; provided that the Revolving Exposure of each Extended Revolving Lender does not exceed such Lender’s Revolving Commitment.”.

31.

Section 2.6(b)(i) is hereby amended and restated in its entirety as follows:

“(i)

Revolving Committed Amount.  Each Borrower shall repay to the Administrative Agent for the ratable account of (x) the Non-Extended Revolving Lenders on the Non-Extended Maturity Date with respect to the Non-Extended Revolving Commitments, the aggregate principal amount of all of the Non-Extended Revolving Loans outstanding on such date and (y) the Extended Revolving Lenders on the Extended Maturity Date with respect to the Extended Revolving Commitments, the aggregate principal amount of all of the Extended Revolving Loans outstanding on such date.  In addition, (A) if at any time after the Effective Date, the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus LOC Obligations shall exceed the lesser of (I) the Revolving Committed Amount (including as a result of the termination of the Non-Extended Revolving Commitments on the Non-Extended Maturity Date) or (II) the Working Capital Amount, each Borrower, immediately shall prepay its Revolving Loans and the Swingline Loans in an amount sufficient to eliminate such excess or (B) if the amount of unrestricted cash and Cash Equivalents in the aggregate on the consolidated balance sheet of the Company and its Subsidiaries exceeds $100,000,000 for a period of 7 consecutive Business Days, each Borrower immediately shall prepay on such day (x) first, its outstanding Swingline Loans and, (y) second, after all of its Swingline Loans have been repaid in full or if none of its Swingline Loans are outstanding, its outstanding Revolving Loans, in an amount sufficient to eliminate such excess.  In respect of any prepayment pursuant to the immediately preceding sentence, each Revolving Lender shall receive its pro rata share of any such prepayment based on its Revolving Commitment Percentage; provided that at such Borrower’s election in connection with any prepayment of Revolving Loans pursuant to this Section 2.6(b)(i) (other than a prepayment pursuant to Section 2.6(b)(i)(A) to the extent clause (I) thereof would require such prepayment), such prepayment shall not, so long as no Default and no Event of Default then exists, be applied to any Revolving Loan of a Defaulting Lender.  If for any reason, at any time during the five

(5) Business Day period immediately preceding the Non-Extended Maturity Date, (x) the Non-Extended Revolving Lenders’ Allocable Revolving Percentage of the Revolving Exposure attributable to LOC Obligations and outstanding Swingline Loans exceeds (y) the amount of the Extended Revolving Commitments minus the Extended Revolving Lenders’ Allocable Revolving Percentage of the total Revolving Exposure at such time, then each Borrower shall promptly prepay or cause to be promptly prepaid Revolving Loans, Swingline Loans and/or cash collateralize the LOC Obligations in an aggregate amount necessary to eliminate such excess; provided that the Borrowers shall not be required to cash collateralize the LOC Obligations pursuant to this sentence unless after the prepayment in full of the Revolving Loans and Swingline Loans such excess has not been eliminated.

32.

Section 2.10(a) of the Credit Agreement is hereby amended by deleting the text “and (ii) permit different payments to be made to Removed Lenders pursuant to Section 2.22(b)(B)” appearing therein and inserting the following text in lieu thereof:

“, (ii) permit different payments to be made to Removed Lenders pursuant to Section 2.22(b)(B), (iii) require commitment reductions to be made with respect to Non-Extended Revolving Commitments of Non-Extended Revolving Lenders pursuant to 2.5(d) and (iv) require differing payments to be made to Lenders which are Non-Extended Revolving Lenders as opposed to Extended Revolving Lenders (and vice versa)”.

33.

Section 2.17(i) of the Credit Agreement is hereby amended by inserting the word “Extended” immediately prior to the text “Maturity Date” appearing therein.

34.

Section 2.23(a) of the Credit Agreement is hereby amended by (i) deleting the text “from time to time after the Effective Date and prior to the Maturity Date” appearing therein and inserting the text “from time to time after the Third Amendment Effective Date and prior to the Extended Maturity Date” in lieu thereof, (ii) deleting the text “$55,000,000” appearing therein and inserting the text “$35,000,000” in lieu thereof and (iii) inserting the text “, in each case in connection with the Extended Revolving Commitment,” immediately after the text “Commitment Fees and Letter of Credit Fees, as the case may be, hereunder” appearing therein.

35.

Section 2.23(b) of the Credit Agreement is hereby amended by deleting the text “Schedule 1.1(d)” appearing therein and inserting the text “the Extended Revolving Commitments” in lieu thereof.

36.

Section 2.23(c) of the Credit Agreement is hereby amended by deleting the text “the Revolving Commitment and each Incremental Lender” appearing therein and inserting the text “the Extended Revolving Commitment and each Incremental Lender” in lieu thereof.

37.

The Credit Agreement is hereby further amended by inserting the following new Section 2.24:

“Section 2.24

Special Provisions Relating to Conversions of Revolving Commitments and Revolving Loans.

(a)

Notwithstanding anything to the contrary in this Agreement,

(i)

on the Third Amendment Effective Date, (A) the Non-Extended Revolving Loans shall be deemed made as LIBOR Rate Loans in an amount equal to the principal amount of the Existing Revolving Loans converted into Non-Extended Revolving Loans pursuant to Section 1 of Part I of the Third Amendment that were outstanding as LIBOR Rate Loans at the time of conversion (such Non-Extended Revolving Loans to correspond in amount to Existing Revolving Loans so converted of a given Interest Period), (B) Interest Periods for the Non-Extended Revolving Loans described in clause (A) above shall end on the same dates as the Interest Periods applicable to the corresponding Existing Revolving Loans described in clause (A) above, and the LIBOR Rates applicable to such Non-Extended Revolving Loans during such Interest Periods shall be the same as those applicable to the Existing Revolving Loans so converted, and (C) the Non-Extended Revolving Loans shall be deemed made as Alternate Base Rate Loans in amount equal to the principal amount of Existing Revolving Loans converted into Non-Extended Revolving Loans pursuant to Section 1 of Part I of the Third Amendment that were outstanding as Alternate Base Rate Loans at the time of conversion; and

(ii)

on the Third Amendment Effective Date, (A) the Extended Revolving Loans shall be deemed made as LIBOR Rate Loans in an amount equal to the principal amount of the Existing Revolving Loans converted into Extended Revolving Loans pursuant to Section 1 of Part I of the Third Amendment that were outstanding as LIBOR Rate Loans at the time of conversion (such Extended Revolving Loans to correspond in amount to Existing Revolving Loans so converted of a given Interest Period), (B) Interest Periods for the Extended Revolving Loans described in clause (A) above shall end on the same dates as the Interest Periods applicable to the corresponding Existing

Revolving Loans described in clause (A) above, and the LIBOR Rates applicable to such Extended Revolving Loans during such Interest Periods shall be the same as those applicable to the Existing Revolving Loans so converted, and (C) the Extended Revolving Loans shall be deemed made as Alternate Base Rate Loans in amount equal to the principal amount of Existing Revolving Loans converted into Extended Revolving Loans pursuant to Section 1 of Part I of the Third Amendment that were outstanding as Alternate Base Rate Loans at the time of conversion.

(b)

On and after the Third Amendment Effective Date, each Lender which holds a Revolving Note evidencing the Revolving Loans shall be entitled to surrender such Revolving Note to the Borrowers against delivery of a new Revolving Note completed in conformity with Section 2.1(e) (and the definition of Revolving Note) evidencing the Non-Extended Revolving Loan or Extended Revolving Loan into which such Revolving Loans of such Lender was converted on the Third Amendment Effective Date; provided that if any such Revolving Note is not so surrendered, then from and after the Third Amendment Effective Date such Revolving Note shall be deemed to evidence such Non-Extended Revolving Loan and/or Extended Revolving Loan into which the Revolving Loan theretofore evidenced by such Revolving Note has been converted.

38.

Section 3.19 of the Credit Agreement is hereby amended by inserting the following new clause (c) at the end thereof:

“(c)

Each Mortgage creates, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on the respective Mortgaged Property in favor of the Administrative Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Parties, superior and prior to the rights of all third Persons (except that the security interest and mortgage lien created on such Mortgaged Property may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Encumbrances related thereto).”

39.

Section 4.2 of the Credit Agreement is hereby amended by (i) deleting the text “$150,000,000” appearing in clause (d) thereof and inserting the text “$100,000,000” in lieu thereof, (ii) inserting the following new clause (e) at the end thereof:

“(e)

Non-Extended Maturity Date. After giving effect to any such requested Extension of Credit occurring during the five (5) Business Day period immediately preceding the Non-Extended Maturity Date, the Borrowers would not be required by the last sentence of Section 2.6(b)(i) to prepay or cause to be prepaid Revolving Loans or Swingline Loans or to cash collateralize LOC Obligations.”,

(iii) deleting the word “applicable” appearing in the final sentence thereof and (iv) inserting the text “and, if applicable, subsection (e) of this Section” immediately after the text “subsections (a), (b), (c) and (d) of this Section” appearing in the final sentence thereof.

40.

Section 5.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)

concurrently with the delivery of the financial statements referred to in Sections 5.1(a)(i) and Section 5.1(b) above, a certificate of a Responsible Officer of the Company (a “Compliance Certificate”) stating that, to the best of such Responsible Officer’s knowledge, each of the Company and its Subsidiaries during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall (w) include the calculations in reasonable detail required to indicate compliance with Section 5.9 and 5.10(b) as of the last day of such period, (x) without limiting the preceding clause (w), if during the respective period there have existed any Zimbabwe Subsidiaries, calculations in reasonable detail showing the adjustments to the calculations as a result of the treatment of the Zimbabwe Subsidiaries as consolidated Subsidiaries of the Company in accordance with the proviso to the first sentence of Section 1.3 (together with such supporting detail as may be reasonably requested by the Administrative Agent), (y) related financial statements (which may be in summary form) reflecting adjustments necessary to eliminate the accounts of WLT (if any) (together with supporting detail as may be requested by the Administrative Agent) and (z) certify that there have been no changes to Schedule 3.12 since the Effective Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 5.2(b), or if there have been any such changes, a list in reasonable detail of such changes;”.

41.

Section 5.5 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (a) thereof, (ii) re-lettering existing clause (b) as clause (c) and (iii) inserting the following new clause (b) in said Section:

(b)

If at any time improvements made on a Mortgaged Property are located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or any successor thereto or other applicable agency, at all times keep and maintain  flood insurance in an amount satisfactory to the Administrative Agent but in no  event less than the amount sufficient to comply with the rules and regulations promulgated under the National Flood Insurance Act of 1968 and Flood Disaster Protection Act of 1973, each as amended from time to time; and”.

42.

Section 5.9 of the Credit Agreement is hereby amended by (i) amending and restating clause (a) of said Section as follows:

“(a)

Minimum Consolidated Interest Coverage Ratio. Maintain at all times a Consolidated Interest Coverage Ratio of not less than (i) 1.65 to 1.00 for the fiscal quarters ended June 30, 2011 and September 30, 2011, (ii) 1.80 to 1.00 for the fiscal quarter ended December 31, 2011 and (iii) 1.90 to 1.00 at all other times.”,

(ii) amending and restating the table appearing in clause (b) of said Section as follows:

Period	Ratio
Fiscal quarter ended June 30, 2009	5.25 to 1.00
July 1, 2009 through and including September 30, 2009	5.50 to 1.00
October 1, 2009 through and including December 31, 2009	5.75 to 1.00
January 1, 2010 through and including March 31, 2010	5.50 to 1.00
April 1, 2010 through and including June 30, 2010	5.00 to 1.00
July 1, 2010 through and including September 30, 2010	5.25 to 1.00
October 1, 2010 through and including December 31, 2010	5.25 to 1.00
January 1, 2011 through and including March 31, 2011	5.85 to 1.00
April 1, 2011 through and including June 30, 2011	6.70 to 1.00
July 1, 2011 through and including September 30, 2011	7.50 to 1.00
October 1, 2011 through and including December 31, 2011	6.10 to 1.00
January 1, 2012 through and including March 31, 2012	5.50 to 1.00
April 1, 2012 through and including June 30, 2012	6.00 to 1.00
July 1, 2012 through and including September 30, 2012	5.75 to 1.00
October 1, 2012 and thereafter	4.75 to 1.00

and (iii) inserting the following new clause (C) at the end of clause (d) thereof:

 “(C)

In addition to the foregoing, the Company and its Subsidiaries may make Capital Expenditures constituting the building or acquisition of a tobacco plant or facility and/or equipment used in the processing of tobacco, in each case so long as located in the United States, during the fiscal year ending March 31, 2012 provided that the aggregate amount of all Capital Expenditures made pursuant to this clause (C) shall not exceed $15,000,000.”.

43.

Section 5.11(b) of the Credit Agreement is hereby amended by (i) replacing the word “and” appearing immediately before the text “(iv) each of their respective” with a comma and (ii) deleting the text “(provided that” appearing immediately after the text “each of their respective Foreign Material Subsidiaries” therein and inserting the text “and (v) WLT (provided that (x) a pledge of the Capital Stock of WLT shall not be required until the first date on which the aggregate amount of Investments made into WLT and amounts borrowed by WLT exceed $500,000 and (y)” in lieu thereof.

44.

The Credit Agreement is hereby further amended by (i) renumbering existing Section 5.12 (Post-Closing Covenant) as new Section 5.13 and (ii) adding the following new Section 5.12 thereto:

“Section 5.12

Value Added Processing Facility Mortgages.

(a)

The Company will, and will cause each other Credit Party to, grant to the Administrative Agent for the ratable benefit of the Secured Parties Mortgages (and related UCC filings, including corresponding UCC Fixture Filings) in all Real Property of the Company and such other Credit Parties.  All such Mortgages (and, if applicable, UCC Filings) shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable Liens subject to no other Liens except for Permitted Encumbrances related thereto.  The Mortgages (and related UCC filings) or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Administrative Agent required to be granted pursuant to the Mortgages, which shall include Liens on the equipment of the Company and such other Credit Parties to the extent such equipment is located on the Mortgaged Property, and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

(b)

In connection with each Mortgage delivered pursuant to clause (a) above, the Administrative Agent shall have received a Mortgage Policy relating to such Mortgage, issued by a title insurer reasonably satisfactory to the Administrative Agent, in an insured amount satisfactory to the Administrative Agent based on the Administrative Agent’s good faith, reasonable value attributable to such Mortgaged Property after completion of any construction of a Value Added Processing Facility thereon and insuring the Administrative Agent that the Mortgage on the Mortgaged Property is a valid and enforceable first priority mortgage lien on such Mortgaged Property, free and clear of all defects and encumbrances except Permitted Encumbrances, with each such Mortgage Policy (1) to be in form and substance reasonably satisfactory to the Administrative Agent, (2) to include, to the extent applicable and available in the applicable jurisdiction, supplemental endorsements (including, without limitation, endorsements relating to future advances under this Agreement and the Loans, usury, first loss, tax parcel, subdivision, zoning, contiguity, variable rate, doing business, public road access, survey, environmental lien, mortgage tax and so-called comprehensive coverage over covenants and restrictions and for any other matters that the Administrative Agent in its discretion may reasonably request), (3) to not include the “standard” title exceptions, a survey exception (other than identifying Permitted Encumbrances reflected on the survey) or an exception for mechanics’ liens, and (4) to provide for affirmative insurance and such reinsurance or coinsurance as the Administrative Agent in its discretion may reasonably request.

(c)

In connection with each Mortgage delivered pursuant to clause (a) above,  to induce the title company to issue the Mortgage Policies referred to in clause (b) above, the title company shall have received such affidavits, certificates, information and instruments of indemnification (including, without limitation, a so-called “gap” indemnification) as shall be required by the title company, together with payment by the Company of all Mortgage Policy premiums, search and examination charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of such Mortgages and issuance of such Mortgage Policies.

(d)

In connection with each Mortgage delivered pursuant to clause (a) above, the Administrative Agent shall have received  a survey of the relevant Mortgaged Property (and all improvements thereon) (1) prepared by a surveyor or engineer licensed to perform surveys in the state where such Mortgaged Property is located, (2) dated not earlier than six months prior to the date of delivery thereof, (3) certified by the surveyor in accordance with the certification requirements of the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys (with such items from Table A of such survey requirements as may be reasonably requested by the Administrative Agent) to the Administrative Agent in its capacity as such, White & Case LLP and the title company, (4) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date or preparation of such survey, and (5) sufficient for the title company to remove all standard survey exceptions from the Mortgage Policy relating to such Mortgaged Property (other than identifying Permitted Encumbrances reflected on the survey) and issue the applicable endorsements required pursuant to the provisions of clause (b) above.

(e)

In connection with each Mortgage delivered pursuant to clause (a) above, the Administrative Agent shall have received, to the extent requested by the Administrative Agent, copies of all leases in which the Company or any of its Subsidiaries holds the lessor’s interest or other agreements relating to possessory interests, if any; provided that, to the extent any of the foregoing affect such Mortgaged Property, to the extent requested by the Administrative Agent, such agreements shall be subordinate to the Lien of the Mortgage to be recorded against such Mortgaged Property, either expressly by its terms or pursuant to a subordination, non-disturbance and attornment agreement (with any such agreement being reasonably acceptable to the Administrative Agent).

(f)

In connection with each Mortgage delivered pursuant to clause (a) above, the Administrative Agent shall have received a “life of loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property, in form and substance acceptable to the Administrative Agent (together with notice about special flood hazard area status and flood disaster assistance, duly executed by the Company and applicable Subsidiary and evidence of flood insurance, in the event any improvements are located in a special flood hazard area).

(g)

In connection with each Mortgage delivered pursuant to clause (a) above, the Administrative Agent shall have received opinions of counsel for the Credit Parties in the jurisdiction where such Mortgaged Property is located and in the jurisdiction of formation of the applicable Credit Party, in each case, in form and substance reasonably satisfactory to the Administrative Agent, and such other documents as the Administrative Agent reasonably requests; including to the extent applicable and obtainable using commercially reasonable efforts, landlord waivers, consents and estoppels.

(h)

If the Administrative Agent or the Required Lenders reasonably determine that they are required by law or regulation to have appraisals prepared in respect of any Mortgaged Property of the Company and the other Credit Parties, the Company will, at its own expense, provide to the Administrative Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended, and which shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

(i)

The Company agrees that each action required by clauses (a) through (h) of this Section 5.12 shall be completed as soon as possible, but in no event later than 90 days after the earlier of (i) the acquisition of the Real Property from a third party intended for the construction of a Value Added Processing Facility, and (ii) the commencement of construction, of the foundations of any Value Added Processing Facility where the Real Property on which such Value Added Processing Facility is to be constructed is owned by the Company or any of its Subsidiaries as of the Third Amendment Effective Date, including without limitation the real property identified as Tract 2 on the survey attached to the Third Amendment as Schedule 1.1 thereto.   The Company agrees to provide to Administrative Agent prompt notice of the completion of construction of the Value Added Processing Facility and such documents as are reasonably requested by the Administrative Agent, including, without limitation an updated as-built ALTA/ACSM Land Title Survey and updated Mortgage Policy.

45.

Section 6.2 of the Credit Agreement is hereby amended by deleting existing clause (s) thereto in its entirety and inserting the following new clause (s) and new clause (t) in lieu thereof:

“(s)

Permitted Encumbrances; and

(t)

Liens not otherwise permitted by the foregoing paragraphs of this Section 6.2 securing Indebtedness in an aggregate principal amount at any time outstanding not to exceed $10,000,000.”

46.

Section 6.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately after the text “(g) does not at any time exceed $150,000,000” and inserting a comma in lieu thereof, (ii) inserting the text “, and (i) unsecured Guaranty Obligations of the Company not to exceed $10,000,000 with respect to Indebtedness of WLT in connection with loan reductions sufficient to satisfy the “Security Coverage Ratio” for Tobacco being held as inventory for WLT under any revolving credit facility” immediately after the text “Indebtedness of Delta Technology outstanding pursuant to Section 6.1(m)” appearing therein.

47.

Section 6.5 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (l) thereto, (ii) deleting the word “and” at the end of clause (n) thereto, (iii) deleting the period at the end of clause (o) thereto and inserting the text “; and” in lieu thereof, (iv) inserting the following new clause (p) at the end thereof:

“(p)

Investments by Alliance AG in WLT consisting of (i) the purchase of subordinated notes issued by WLT in an aggregate amount not to exceed $30,000,000 and (ii) an equity contribution into WLT in an aggregate amount not to exceed $1,000,000; provided that (A) in each case such Investments shall have been made on or after the Third Amendment Effective Date but in any event no later than the date that is 180 days after the Third Amendment Effective Date, (B) the proceeds of such Investments shall be used by WLT in connection with its purchase of tobacco and (C) at the time of such Investment, WLT shall have entered into, or will contemporaneously with such Investment enter into, a revolving credit facility in an aggregate principal amount not to exceed $200,000,000 at any time outstanding and shall have issued, or will contemporaneously with such Investment issue, subordinated notes in an aggregate principal amount not to exceed $100,000,000 at any time outstanding (inclusive of any Investment pursuant to this clause (p)) in connection with its purchase of tobacco and the form and substance of such financing arrangements (and the documentation related thereto) shall be reasonably satisfactory to the Administrative Agent.”

and (v) inserting the following new sentence immediately at the end thereof:

“Notwithstanding the foregoing, each of the Credit Parties will not, nor will it permit any Subsidiary to, directly or indirectly, make any Investment in WLT other than as provided in Section 6.5(p) above and, in respect of Section 6.3(i), Section 6.5(g) above.”

48.

Section 6.14 of the Credit Agreement is hereby amended by inserting the text “less the maximum amount that may be payable under the unsecured Guaranty Obligations of the Company permitted under Section 6.3(i)” immediately after the text “at the end of any fiscal quarter thereafter” appearing therein.

49.

Section 7.1(a) of the Credit Agreement is hereby amended by (i) deleting the word “or” appearing immediately before the text “(iii)” appearing therein and (ii) inserting the following text immediately after the text “in respect of any other Guaranty Obligations thereunder” appearing therein:

“, or (iv) a Borrower shall fail to pay when due any amount required to be prepaid and/or cash collateralized pursuant the last sentence of Section 2.6(b)(i)”.

50.

Section 9.6(b) of the Credit Agreement is hereby amended by (i) inserting the text “(including any Non-Extended Revolving Commitment or Extending Revolving Commitment)” immediately after the text “including all or a portion of its Commitment” appearing in therein; (ii) inserting the text “of any Class” immediately after the word “Loans” appearing in clause (i)(A) thereof, (iii) inserting the text “of any Class” immediately after the text “the aggregate amount of the Revolving Commitment” appearing in clause (i)(B) thereof, (iv) inserting the text “of such Class” immediately after the text “assignment in respect of Revolving Commitment” appearing in clause (i)(B) thereof, (v) inserting the text “of any Class” immediately after the text “Loan or Lender’s Revolving Commitment” appearing in clause (i)(C) thereof, (vi) inserting the text “of such Class” immediately after the text “Loan or the Revolving Commitment” appearing in clause (ii) thereof, and (vii) inserting the following new sentence at the end thereof:

“This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Classes of Revolving Loans or Revolving Commitments on a non-pro rata basis.”

51.

Section 9.6(c) of the Credit Agreement is herby amended by inserting the text “(including any Non-Extended Revolving Commitment or Extended Revolving Commitment)” immediately after the text “and the Revolving Commitments” appearing therein.

52.

Section 9.6(d) of the Credit Agreement is hereby amended by inserting the text “(including any Non-Extended Revolving Commitment or Extended Revolving Commitment)” immediately after the text “all or a portion or its Commitment” appearing therein.

53.

Section 9.6 of the Credit Agreement is hereby further amended by (i) adding the following new sentence immediately after clause (d) thereof:

“This paragraph (d) shall not prohibit any Lender from selling participations in all or a portion of its rights and obligations among separate Classes of Revolving Loans or Revolving Commitments on a non-pro rata basis.”

and (ii) adding the following new clause (h) at the end of said Section 9.6:

(h)

For the purposes of this Section 9.6, the Extended Revolving Commitments (and related aggregate Revolving Exposure) and the Non-Extended Revolving Commitments (and related aggregate Revolving Exposure) shall be treated as separate “Classes”.

54.

Section 9.7(a) of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

“Notwithstanding anything to the contrary contained herein, the provisions of this Section 9.7(a) shall be subject to the express provisions of this Agreement which require differing payments to be made to Lenders which are Non-Extended Revolving Lenders as opposed to Extended Revolving Lenders (and vice versa).”.

55.

The Credit Agreement is hereby further amended by adding the following new Section 9.20 thereto:

“Section 9.20

Special Provisions Relating to the Third Amendment. Each Lender which executes and delivers a counterpart of the Third Amendment (for itself and its successors and assigns) hereby irrevocably agrees, for the benefit of each other Lender (and such Lender’s successors and assigns), that such Lender (and its successors and assigns) will not enter into any amendment or modification to this Agreement to the extent such amendment or modification amends or modifies this Section 9.20 (or any defined term as used herein) or the definition of “Other Allocable Percentage” or “Allocable Revolving Percentage”, unless the consent of each Lender directly and adversely affected thereby has been obtained.  Each of the agreements contained in this Section 9.20 are separate contractual arrangements among the Credit

Parties and the Lenders and each Lender may directly enforce against any other Lender any breach (or attempted breach) of any of the agreements contained in this Section 9.20.”

56.

Each of Schedule 2.1(b)(i) (Form of Notice of Borrowing) and Schedule 2.3(b) (Form of Letter of Credit Request) to the Credit Agreement are hereby amended by deleting the text “$150,000,000” appearing in each such Schedule and inserting the text “$100,000,000” in lieu thereof.

ANNEX II

Amendments to the Credit Agreement

[See Attached]

ANNEX II

Amendments to the Credit Agreement

1.

Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Leaseholds” of any Person shall mean all right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

“Mortgage” shall mean a mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, deed to secure debt, leasehold deed to secure debt, debenture or similar security instrument.

“Mortgage Policy” shall mean a Lender’s title insurance policy (Form 2006).

“Mortgaged Property” shall mean any Real Property owned or leased by the Company or any of its Subsidiaries which is encumbered (or required to be encumbered) by a Mortgage pursuant to the terms hereof.

“Permitted Encumbrance” shall mean, with respect to any Mortgaged Property, (i) the liens securing ad valorem real estate taxes and assessments by any taxing authority for the year in which the Mortgage Policy is issued and subsequent years, which are not yet due and payable (ii) all restrictions, covenants, conditions, easements, zoning restrictions and other matters of record affecting the Mortgaged Property, in each case not securing Indebtedness and which do not materially impair  the value of the Mortgaged Property or the operations conducted on the Mortgaged Property; and (iii) such state of facts as are disclosed by the survey to be delivered pursuant to Section 5.12(d) and which do not materially impair the  value of the Mortgaged Property or the operations conducted on the Mortgaged Property.

“Real Property” of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds, in each case located in the United States (including any state or territory thereof) and on which a Value Added Processing Facility is located, being constructed or, to the extent such property is acquired or leased after the Third Amendment Effective Date, intended to be constructed.

“Third Amendment” shall mean the Third Amendment to Credit Agreement dated as of June 6, 2011 by and among the Borrowers, Alliance AG, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.

“Value Added Processing Facility” shall mean any tobacco processing facility of the type identified by the Company to the Administrative Agent prior to the Third Amendment Effective Date as the “Value Added Processing Facility”, located in North America and first built or acquired by the Company or any of its Subsidiaries after the Third Amendment Effective Date.

“WLT” shall mean World Leaf Tobacco, which, to the extent formed, will at all times be a wholly owned subsidiary of Alliance AG ; provided that, to the extent reasonably requested by the Company for the purposes of providing a pledge of the equity interests in WLT, Alliance AG may form a direct wholly owned subsidiary which shall be a passive holding company whose sole material assets shall consist of 100% of the equity interests in World Leaf Tobacco, with such passive holding company and World Leaf Tobacco being collectively referred to herein as "WLT".

2.

The definition of “Collateral” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Collateral” shall mean a collective reference to the collateral that is identified in, and at any time will be covered by, any Security Document and any other collateral that may from time to time secure any Credit Party Obligations.

3.

The definition of “Consolidated EBIT” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated EBIT” shall mean, as of the last day of any fiscal quarter of the Company for the Calculation Period ending on such date, the sum (without duplication) of (a) Consolidated Net Income plus (b) to the extent included in the determination of such Consolidated Net Income, (i) Consolidated Income Tax Expense plus (ii) Consolidated Interest Expense minus (iii) any extraordinary items of gain minus (iv) any items of gain attributable to Financial Accounting Standards Board Statements No. 121, 123R, 133 (solely with respect to any interest rate swap, cap or collar agreement), 142 and 144 plus (v) any items of loss attributable to Financial Accounting Standards Board Statements No. 121, 123R, 133 (solely with respect to any interest rate swap, cap or collar agreement), 142 and 144 plus (vi) costs and expenses incurred in connection with exit and disposal activities associated with discontinued foreign operations, in each case determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP, provided that (I) the amounts as set forth in the immediately succeeding sentence may be added back pursuant to this clause (vi), and (II) not more than $5,000,000 in the aggregate for all fiscal quarters from and including the fiscal year ended June 30, 2009, may be added back pursuant to this clause (vi) plus (vii) the Permitted Allowance, provided that (I) the amounts as set forth in the immediately succeeding sentence may be added back pursuant to this clause (vii), and (II) not more than $25,000,000 in the aggregate for all fiscal quarters from and including the fiscal quarter ended June 30, 2009 (but also not more than $12,500,000 of such aggregate amount in any fiscal quarter from and including the fiscal quarter ended June 30, 2009) may be added back pursuant to this clause (vii) plus (viii) out-of-pocket costs and expenses paid in cash relating to Permitted Acquisitions and Investments, in each case which would have been capitalized under GAAP prior to the application of Financial Accounting Standards Board Statement No. 141(R) plus (ix) for any fiscal quarter ending on or prior to March 31, 2012, the amount of any restructuring and asset impairment charge deducted (and not added back) in such period in computing Consolidated Net Income, provided that (I) not more than $17,064,102 in the aggregate for all fiscal quarters ending on or prior to March 31, 2011, may be added back pursuant to this clause (ix) and (II) not more than $7,935,898 in the aggregate for all fiscal quarters ending after March 31, 2011 but on or prior to March 31, 2012, may be added back pursuant to this clause (ix) plus (x) a one-time noncash deferred compensation expense for the fiscal quarter ended March 31, 2011, in an aggregate amount not to exceed $2,200,000 minus (xi) write-ups of the Permitted Allowance minus (xii) write downs of the Permitted Allowance.

For the purposes of determining Consolidated EBIT of the Company, (x) the amount that may be added back pursuant to clause (vi) above, (i) for the quarter ended June 30, 2008 shall be $0, (ii) for the quarter ended September 30, 2008 shall be $45,000, (iii) for the quarter ended December 31, 2008 shall be $41,000 and (iv) for the quarter ended March 31, 2009 shall be $16,000 and (y) the amount that may be added back pursuant to clause (vii) above, (i) for the quarter ended June 30, 2008 shall be $0, (ii) for the quarter ended September 30, 2008 shall be $1,251,000, (iii) for the quarter ended December 31, 2008 shall be $0 and (iv) for the quarter ended March 31, 2009 shall be $0.

4.

The definition of “Consolidated Net Income” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “plus (c) any dividends or distributions to the extent paid in cash by WLT to Alliance AG, the Company or any of its Subsidiaries minus (d) for the avoidance of doubt,  to the extent included in determining net income (or net loss) in clause (a) above, the net income (or net loss) of WLT (other than any amounts described in clause (c) above)” immediately after the text “not in excess of $19,450,000” appearing therein.

5.

The definition of “Credit Documents” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, the First Amendment, the Second Amendment, the Third Amendment” immediately after the text “each Notice of Conversion” appearing therein.

6.

The definition of “Security Document” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, each Mortgage” immediately after the text “shall mean the Pledge Agreements” appearing therein.

7.

The definition of “Subsidiary” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing, except for purposes of Sections 3.6, 3.9, 3.10, 3.14, 5.4(d), 5.7(b), 5.8 and 7.1(g) (and, solely for the purposes of such Sections, any definitions used therein), WLT shall be deemed not to be a Subsidiary of the Company or any of its Subsidiaries for purposes of this Agreement.”

8.

Section 2.1(a) of the Credit Agreement is hereby amended by replacing the text “$150,000,000” appearing therein with the text “100,000,000”.

9.

Section 2.2(a) of the Credit Agreement is hereby amended by replacing the text “$150,000,000” appearing therein with the text “100,000,000”.

10.

Section 2.6(b)(i) of the Credit Agreement is hereby amended by replacing the text “$150,000,000” appearing therein with the text “100,000,000”.

11.

Section 3.19 of the Credit Agreement is hereby amended by inserting the following new clause (c) at the end thereof:

“(c)

Each Mortgage creates, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on the respective Mortgaged Property in favor of the Administrative Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Parties, superior and prior to the rights of all third Persons (except that the security interest and mortgage lien created on such Mortgaged Property may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Encumbrances related thereto).”

12.

Section 4.2(d) of the Credit Agreement is hereby amended by deleting the text $150,000,000” appearing therein and inserting the text “$100,000,000” in lieu thereof.

13.

Section 5.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)

concurrently with the delivery of the financial statements referred to in Sections 5.1(a)(i) and Section 5.1(b) above, a certificate of a Responsible Officer of the Company (a “Compliance Certificate”) stating that, to the best of such Responsible Officer’s knowledge, each of the Company and its Subsidiaries during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall (w) include the calculations in reasonable detail required to indicate compliance with Section 5.9 and 5.10(b) as of the last day of such period, (x) without limiting the preceding clause (w), if during the respective period there have existed any Zimbabwe Subsidiaries, calculations in reasonable detail showing the adjustments to the calculations as a result of the treatment of the Zimbabwe Subsidiaries as consolidated Subsidiaries of the Company in accordance with the proviso to the first sentence of Section 1.3 (together with such supporting detail as may be reasonably requested by the Administrative Agent), (y) related financial statements (which may be in summary form) reflecting adjustments necessary to eliminate the accounts of WLT (if any) (together with supporting detail as may be requested by the Administrative Agent) and (z) certify that there have been no changes to Schedule 3.12 since the Effective Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 5.2(b), or if there have been any such changes, a list in reasonable detail of such changes;”.

14.

Section 5.5 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (a) thereof, (ii) re-lettering existing clause (b) as clause (c) and (iii) inserting the following new clause (b) in said Section:

(b)

If at any time improvements made on a Mortgaged Property are located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or any successor thereto or other applicable agency, at all times keep and maintain  flood insurance in an amount satisfactory to the Administrative Agent but in no  event less than the amount sufficient to comply with the rules and regulations promulgated under the National Flood Insurance Act of 1968 and Flood Disaster Protection Act of 1973, each as amended from time to time; and”.

15.

Section 5.9 of the Credit Agreement is hereby amended by (i) amending and restating clause (a) of said Section as follows:

“(a)

Minimum Consolidated Interest Coverage Ratio. Maintain at all times a Consolidated Interest Coverage Ratio of not less than (i) 1.65 to 1.00 for the fiscal quarters ended June 30, 2011 and September 30, 2011, (ii) 1.80 to 1.00 for the fiscal quarter ended December 31, 2011 and (iii) 1.90 to 1.00 at all other times.”,

(ii) amending and restating the table appearing in clause (b) of said Section as follows:

Period	Ratio
Fiscal quarter ended June 30, 2009	5.25 to 1.00
July 1, 2009 through and including September 30, 2009	5.50 to 1.00
October 1, 2009 through and including December 31, 2009	5.75 to 1.00
January 1, 2010 through and including March 31, 2010	5.50 to 1.00
April 1, 2010 through and including June 30, 2010	5.00 to 1.00
July 1, 2010 through and including September 30, 2010	5.25 to 1.00
October 1, 2010 through and including December 31, 2010	5.25 to 1.00
January 1, 2011 through and including March 31, 2011	5.85 to 1.00
April 1, 2011 through and including June 30, 2011	6.70 to 1.00
July 1, 2011 through and including September 30, 2011	7.50 to 1.00
October 1, 2011 through and including December 31, 2011	6.10 to 1.00
January 1, 2012 through and including March 31, 2012	5.50 to 1.00
April 1, 2012 through and including June 30, 2012	6.00 to 1.00
July 1, 2012 and thereafter	5.75 to 1.00

and (iii) inserting the following next clause (C) at the end of clause (d) thereof:

“(C)

In addition to the foregoing, the Company and its Subsidiaries may make Capital Expenditures constituting the building or acquisition of a tobacco plant or facility and/or equipment used in the processing of tobacco, in each case so long as located in the United States, during the fiscal year ending March 31, 2012 provided that the aggregate amount of all Capital Expenditures made pursuant to this clause (C) shall not exceed $15,000,000.”.

16.

Section 5.11(b) of the Credit Agreement is hereby amended by (i) replacing the word “and” appearing immediately before the text “(iv) each of their respective” with a comma and (ii) deleting the text “(provided that” appearing immediately after the text “each of their respective Foreign Material Subsidiaries” therein and inserting the text “and (v) WLT (provided that (x) a pledge of the Capital Stock of WLT shall not be required until the first date on which the aggregate amount of Investments made into WLT and amounts borrowed by WLT exceed $500,000 and (y)” in lieu thereof.

17.

The Credit Agreement is hereby further amended by (i) renumbering existing Section 5.12 (Post-Closing Covenant) as new Section 5.13 and (ii) adding the following new Section 5.12 thereto:

“Section 5.12

Value Added Processing Facility Mortgages.

(a)

The Company will, and will cause each other Credit Party to, grant to the Administrative Agent for the ratable benefit of the Secured Parties Mortgages (and related UCC filings, including corresponding UCC Fixture Filings) in all Real Property of the Company and such other Credit Parties.  All such Mortgages (and, if applicable, UCC Filings) shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable Liens subject to no other Liens except for Permitted Encumbrances related thereto.  The Mortgages (and related UCC filings) or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Administrative Agent required to be granted pursuant to the Mortgages, which shall include Liens on the equipment of the Company and such other Credit Parties to the extent such equipment is located on the Mortgaged Property, and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

(b)

In connection with each Mortgage delivered pursuant to clause (a) above, the Administrative Agent shall have received a Mortgage Policy relating to such Mortgage, issued by a title insurer reasonably satisfactory to the Administrative Agent, in an insured amount satisfactory to the Administrative Agent based on the Administrative Agent’s good faith, reasonable value attributable to such Mortgaged Property after completion of any construction of a Value Added Processing Facility thereon and insuring the Administrative Agent that the Mortgage on the Mortgaged Property is a valid and enforceable first priority mortgage lien on such Mortgaged Property, free and clear of all defects and encumbrances except Permitted Encumbrances, with each such Mortgage Policy (1) to be in form and substance reasonably satisfactory to the Administrative Agent, (2) to include, to the extent applicable and available in the applicable jurisdiction, supplemental endorsements (including, without limitation, endorsements relating to future advances under this Agreement and the Loans, usury, first loss, tax parcel, subdivision, zoning, contiguity, variable rate, doing business, public road access, survey, environmental lien, mortgage tax and so-called comprehensive coverage over covenants and restrictions and for any other matters that the Administrative Agent in its discretion may reasonably request), (3) to not include the “standard” title exceptions, a survey exception (other than identifying Permitted Encumbrances reflected on the survey) or an exception for mechanics’ liens, and (4) to provide for affirmative insurance and such reinsurance or coinsurance as the Administrative Agent in its discretion may reasonably request.

(c)

In connection with each Mortgage delivered pursuant to clause (a) above,  to induce the title company to issue the Mortgage Policies referred to in clause (b) above, the title company shall have received such affidavits, certificates, information and instruments of indemnification (including, without limitation, a so-called “gap” indemnification) as shall be required by the title company, together with payment by the Company of all Mortgage Policy premiums, search and examination charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of such Mortgages and issuance of such Mortgage Policies.

(d)

In connection with each Mortgage delivered pursuant to clause (a) above, the Administrative Agent shall have received  a survey of the relevant Mortgaged Property (and all improvements thereon) (1) prepared by a surveyor or engineer licensed to perform surveys in the state where such Mortgaged Property is located, (2) dated not earlier than six months prior to the date of delivery thereof, (3) certified by the surveyor in accordance with the certification requirements of the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys (with such items from Table A of such survey requirements as may be reasonably requested by the Administrative Agent) to the Administrative Agent in its capacity as such, White & Case LLP and the title company, (4) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date or preparation of such survey, and (5) sufficient for the title company to remove all standard survey exceptions from the Mortgage Policy relating to such Mortgaged Property (other than identifying Permitted Encumbrances reflected on the survey) and issue the applicable endorsements required pursuant to the provisions of clause (b) above.

(e)

In connection with each Mortgage delivered pursuant to clause (a) above, the Administrative Agent shall have received, to the extent requested by the Administrative Agent, copies of all leases in which the Company or any of its Subsidiaries holds the lessor’s interest or other agreements relating to possessory interests, if any; provided that, to the extent any of the foregoing affect such Mortgaged Property, to the extent requested by the Administrative Agent, such agreements shall be subordinate to the Lien of the Mortgage to be recorded against such Mortgaged Property, either expressly by its terms or pursuant to a subordination, non-disturbance and attornment agreement (with any such agreement being reasonably acceptable to the Administrative Agent).

(f)

In connection with each Mortgage delivered pursuant to clause (a) above, the Administrative Agent shall have received a “life of loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property, in form and substance acceptable to the Administrative Agent (together with notice about special flood hazard area status and flood disaster assistance, duly executed by the Company and applicable Subsidiary and evidence of flood insurance, in the event any improvements are located in a special flood hazard area).

(g)

In connection with each Mortgage delivered pursuant to clause (a) above, the Administrative Agent shall have received opinions of counsel for the Credit Parties in the jurisdiction where such Mortgaged Property is located and in the jurisdiction of formation of the applicable Credit Party, in each case, in form and substance reasonably satisfactory to the Administrative Agent, and such other documents as the Administrative Agent reasonably requests; including to the extent applicable and obtainable using commercially reasonable efforts, landlord waivers, consents and estoppels.

(h)

If the Administrative Agent or the Required Lenders reasonably determine that they are required by law or regulation to have appraisals prepared in respect of any Mortgaged Property of the Company and the other Credit Parties, the Company will, at its own expense, provide to the Administrative Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended, and which shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

(i)

The Company agrees that each action required by clauses (a) through (h) of this Section 5.12 shall be completed as soon as possible, but in no event later than 90 days after the earlier of (i) the acquisition of the Real Property from a third party intended for the construction of a Value Added Processing Facility, and (ii) the commencement of construction, of the foundations of any Value Added Processing Facility where the Real Property on which such Value Added Processing Facility is to be constructed is owned by the Company or any of its Subsidiaries as of the Third Amendment Effective Date, including without limitation the real property identified as Tract 2 on the survey attached to the Third Amendment as Schedule 1.1 thereto.   The Company agrees to provide to Administrative Agent prompt notice of the completion of construction of the Value Added Processing Facility and such documents as are reasonably requested by the Administrative Agent, including, without limitation an updated as-built ALTA/ACSM Land Title Survey and updated Mortgage Policy.

18.

Section 6.2 of the Credit Agreement is hereby amended by deleting existing clause (s) thereto in its entirety and inserting the following new clause (s) and new clause (t) in lieu thereof:

“(s)

Permitted Encumbrances; and

(t)

Liens not otherwise permitted by the foregoing paragraphs of this Section 6.2 securing Indebtedness in an aggregate principal amount at any time outstanding not to exceed $10,000,000.”.

19.

Section 6.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately after the text “(g) does not at any time exceed $150,000,000” and inserting a comma in lieu thereof, (ii) inserting the text “, and (i) unsecured Guaranty Obligations of the Company not to exceed $10,000,000 with respect to Indebtedness of WLT in connection with loan reductions sufficient to satisfy the “Security Coverage Ratio” for Tobacco being held as inventory for WLT under any revolving credit facility” immediately after the text “Indebtedness of Delta Technology outstanding pursuant to Section 6.1(m)” appearing therein.

20.

Section 6.5 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (l) thereto, (ii) deleting the word “and” at the end of clause (n) thereto, (iii) deleting the period at the end of clause (o) thereto and inserting the text “; and” in lieu thereof, (iv) inserting the following new clause (p) at the end thereof:

“(p)

Investments by Alliance AG in WLT consisting of (i) the purchase of subordinated notes issued by WLT in an aggregate amount not to exceed $30,000,000 and (ii) an equity contribution into WLT in an aggregate amount not to exceed $1,000,000; provided that (A) in each case such Investments shall have been made on or after the Third Amendment Effective Date but in any event no later than the date that is 180 days after the Third Amendment Effective Date, (B) the proceeds of such Investments shall be used by WLT in connection with its purchase of tobacco and (C) at the time of such Investment, WLT shall have entered into, or will contemporaneously with such Investment enter into, a revolving credit facility in an aggregate principal amount not to exceed $200,000,000 at any time outstanding and shall have issued, or will contemporaneously with such Investment issue, subordinated notes in an aggregate principal amount not to exceed $100,000,000 at any time outstanding (inclusive of any Investment pursuant to this clause (p)) in connection with its purchase of tobacco and the form and substance of such financing arrangements (and the documentation related thereto) shall be reasonably satisfactory to the Administrative Agent.”

and (v) inserting the following new sentence immediately at the end thereof:

“Notwithstanding the foregoing, each of the Credit Parties will not, nor will it permit any Subsidiary to, directly or indirectly, make any Investment in WLT other than as provided in Section 6.5(p) above and, in respect of Section 6.3(i), Section 6.5(g) above.”

21.

Section 6.14 of the Credit Agreement is hereby amended by inserting the text “less the maximum amount that may be payable under the unsecured Guaranty Obligations of the Company permitted under Section 6.3(i)” immediately after the text “at the end of any fiscal quarter thereafter” appearing therein.

22.

Each of Schedule 2.1(b)(i) (Form of Notice of Borrowing) and Schedule 2.3(b) (Form of Letter of Credit Request) to the Credit Agreement are hereby amended by deleting the text “$150,000,000” appearing in each such Schedule and inserting the text “$100,000,000” in lieu thereof.

SCHEDULE 1.1

[See Attached]

Schedule 1.1

Revolving Commitments

Lender	Existing Revolving Commitment	Extended Revolving Commitment
AGFirst Farm Credit Bank	$22,800,000	$22,800,000
Badgerland Financial, FLCA	$12,000,000	$12,000,000
BNP Paribas	$32,200,000	$32,200,000
Credit Suisse, Cayman Islands Branch	$35,000,000	$35,000,000
Deutsche Bank Trust Company Americas	$35,000,000	$35,000,000
Goldman Sachs Bank USA	$100,000	$100,000
ING Bank N.V.	$50,000,000	$50,000,000
Natixis	$44,900,000	$44,900,000
Cooperatieve Central Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch	$38,000,000	$38,000,000
Standard Chartered Bank	$20,000,000	$20,000,000
TOTAL:	$290,000,000	$290,000,000

SCHEDULE 9.6

[See Attached]

Schedule 9.6

[FORM OF]
ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][and][the Assignees] hereunder are several and not joint.] 1 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1. Assignor[s]:	___________________________
___________________________
2. Assignee[s]:	___________________________
___________________________
[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]
3. Borrowers:

Alliance One International, Inc., a Virginia corporation (the “Company”) and Intabex Netherlands B.V., a company formed under the laws of The Netherlands (“Intabex”; together with the Company, the “Borrowers”).

	4. Administrative Agent:	Deutsche Bank Trust Company Americas, as the administrative agent under the Credit Agreement.
5. Credit Agreement:

The Credit Agreement dated as of July 2, 2009 among the Borrowers, the guarantors from time to time party thereto, the lenders and other financial institutions from time to time party thereto, and Deutsche Bank Trust Company Americas, as Administrative Agent, as amended, amended and restated, supplemented and/or otherwise modified through the Effective Date.

6. Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility/Class Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number
		Non-Extended Revolving Commitment (and related Revolving Exposure)	$	$	%
		Extended Revolving Commitment (and related Revolving Exposure)	$	$	%

[7. Trade Date:	_______________] [2]

1 Include bracketed language if there are either multiple Assignors or multiple Assignees.

2 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date: _______________, 20__.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]

[NAME OF ASSIGNOR]

By:________________________________
Title:

ASSIGNEE[S]

[NAME OF ASSIGNEE]

By:________________________________
Title:

Consented to and Accepted:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent

By:________________________________
Title:

By:________________________________
Title:

Consented to:

ALLIANCE ONE INTERNATIONAL, INC.

By:________________________________
Title:

By:________________________________
Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.  Representations and Warranties.

1.1  Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2.  Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 9.6(b)(v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.6(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2.  Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.  General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

4.  [The][Each] Assignee hereby grants a power of attorney to the Administrative Agent and to any successor thereof in such capacity, and hereby makes, constitutes, nominates and appoints the Administrative Agent and any such successor as its attorney-in-fact with full power, to sign the Credit Agreement and any other Credit Document on behalf of [the][such] Assignee, such power being coupled with an interest and being and remaining irrevocable so long as the Credit Agreement is in effect and [the][such] Assignee is a Lender thereunder. [The][Each] Assignee hereby ratifies, approves and confirms the execution of the Credit Agreement or such other Credit Document by the Administrative Agent and agrees that the Administrative Agent has executed the Credit Agreement or such other Credit Document on its behalf. [The][Each] Assignee acknowledges and agrees that the grant of this power of attorney is necessary to facilitate the enforcement by the Administrative Agent of any Foreign Pledge Agreement governed by the laws of Brazil.  This power of attorney cannot be revoked by the undersigned and any recipient of a photocopy of this Assignment and Assumption may act in reliance hereon without question or inquiry as to the currency or validity hereof or otherwise.